Exhibit 99.1

Supplemental Operating and Financial Data

for the Quarter Ended June 30, 2013

Boston Properties, Inc.

Second Quarter 2013

Table of Contents

Page
Company Profile	3
Investor Information	4
Research Coverage	5
Financial Highlights	6
Consolidated Balance Sheets	7
Consolidated Income Statements	8
Funds From Operations	9
Reconciliation to Diluted Funds From Operations	10
Funds Available for Distribution and Interest Coverage Ratios	11
Capital Structure	12
Debt Analysis	13-15
Unconsolidated Joint Ventures	16-17
Value-Added Fund	18
Portfolio Overview-Square Footage	19
In-Service Property Listing	20-22
Top 20 Tenants and Tenant Diversification	23
Office Properties-Lease Expiration Roll Out	24
Office/Technical Properties-Lease Expiration Roll Out	25
Retail Properties-Lease Expiration Roll Out	26
Grand Total—Office, Office/Technical and Retail Properties	27
Boston Lease Expiration Roll Out	28-29
New York Lease Expiration Roll Out	30-31
Princeton Lease Expiration Roll Out	32-33
San Francisco Lease Expiration Roll Out	34-35
Washington, DC Lease Expiration Roll Out	36-37
CBD/Suburban Lease Expiration Roll Out	38-39
Hotel and Residential Performance	40
Same Property Occupancy Analysis	41
Same Property Performance	42
Reconciliation to Same Property Performance and Net Income	43-44
Leasing Activity	45
Capital Expenditures, Tenant Improvements and Leasing Commissions	46
Acquisitions/Dispositions	47
Value Creation Pipeline—Construction in Progress	48
Value Creation Pipeline—Land Parcels and Purchase Options	49
Definitions	50-52

This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “will” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Boston Properties’ control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the uncertainties of investing in new markets, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effectiveness of our interest rate hedging programs, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

(Cover photo: Embarcadero Center, San Francisco, CA)

Boston Properties, Inc.

Second Quarter 2013

COMPANY PROFILE

The Company

Boston Properties, Inc. (the “Company”), a self-administered and self-managed real estate investment trust (REIT), is one of the largest owners, managers, and developers of first-class office properties in the United States, with a significant presence in five markets: Boston, New York, Princeton, San Francisco, and Washington, DC. The Company was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde in Boston, where it maintains its headquarters. Boston Properties became a public company in June 1997. The Company acquires, develops and manages its properties through full-service regional offices. Its property portfolio is comprised primarily of first-class office space, one hotel, three residential properties and four retail properties. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants’ needs. The Company holds a superior track record in developing premium Central Business District (CBD) office buildings, successful mixed use complexes, suburban office centers and build-to-suit projects for the U.S. government and a diverse array of creditworthy tenants.

Management

Boston Properties’ senior management team is among the most respected and accomplished in the REIT industry. Our deep and talented team of thirty-four individuals averages twenty-nine years of real estate experience and eighteen years with Boston Properties. We believe that our size, management depth, financial strength, reputation, and relationships of key personnel provide a competitive advantage to realize growth through property development and acquisitions. Boston Properties benefits from the reputation and relationships of key personnel, including Mortimer B. Zuckerman, Executive Chairman; Owen D. Thomas, Chief Executive Officer; Douglas T. Linde, President; Raymond A. Ritchey, Executive Vice President, National Director of Acquisitions and Development; and Michael E. LaBelle, Senior Vice President, Chief Financial Officer. Our senior management team’s national reputation helps us attract business and investment opportunities. In addition, our other senior officers that serve as Regional Managers have strong reputations that assist in identifying and closing on new opportunities, having opportunities brought to us, and in negotiating with tenants and build-to-suit prospects. Additionally, Boston Properties’ Board of Directors consists of eleven distinguished members, the majority of whom serve as Independent Directors.

Strategy

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its stockholders with the greatest possible total return. To achieve this objective, the Company maintains a consistent strategy that includes the following:

•

concentrating on carefully selected markets characterized by high barriers to the creation of new supply and strong real estate fundamentals where tenants have demonstrated a preference for high-quality office buildings and other facilities;

•	selectively acquiring assets which increase its penetration in these select markets;

•	taking on complex, technically-challenging projects that leverage the skills of its management team to successfully develop, acquire, and reposition properties;

•	exploring joint-venture opportunities with partners who seek to benefit from the Company’s depth of development and management expertise;

•	pursuing the sale of properties (on a selective basis) to take advantage of its value creation and the demand for its premier properties; and

•	continuing to enhance the Company’s balanced capital structure through its access to a variety of capital sources.

Snapshot

(as of June 30, 2013)

Corporate Headquarters	Boston, Massachusetts
Markets	Boston, New York, Princeton, San Francisco and Washington, DC
Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures)	179
Total Square Feet (includes unconsolidated joint ventures, other than the Value-Added Fund, and structured parking)	60.6 million
Closing common shares outstanding, plus common, preferred and LTIP units on an as-converted basis (but excluding Outperformance Plan and 2013 Multi-Year Long-Term Incentive Program Units)	170.9 million
Dividend - Quarter/Annualized	$0.65/$2.60
Dividend Yield	2.47%
Total Adjusted Market Capitalization	$29.1 billion
Senior Debt Ratings	Baa2 (Moody’s); BBB (Fitch); A- (S&P)

Boston Properties, Inc.

Second Quarter 2013

INVESTOR INFORMATION

Board of Directors		Management
Mortimer B. Zuckerman	Joel I. Klein	Raymond A. Ritchey	Robert E. Pester
Executive Chairman	Director	Executive Vice President, National Director of Acquisitions & Development	Senior Vice President and Regional Manager of San Francisco

Owen D. Thomas	Matthew J. Lustig
Chief Executive Officer and Director	Director	Michael E. LaBelle Senior Vice President, Chief Financial Officer	Robert E. Selsam Senior Vice President and Regional Manager of New York

Douglas T. Linde	Alan J. Patricof	Peter D. Johnston	Frank D. Burt
President and Director	Director	Senior Vice President and Regional Manager of Washington, DC	Senior Vice President, General Counsel

Zoë Baird Budinger	Martin Turchin
Director	Director	Bryan J. Koop Senior Vice President and Regional Manager of Boston	Michael R. Walsh Senior Vice President, Finance
Carol B. Einiger Director, Chair of Compensation Committee	David A. Twardock Director, Chair of Audit Committee

Dr. Jacob A. Frenkel Director, Chair of Nominating & Corporate Governance Committee		Mitchell S. Landis Senior Vice President and Regional Manager of Princeton	Arthur S. Flashman Vice President, Controller

Company Information
Corporate Headquarters	Trading Symbol	Investor Relations	Inquires
800 Boylston Street Suite 1900 Boston, MA 02199 (t) 617.236.3300 (f) 617.236.3311	BXP Stock Exchange Listing New York Stock Exchange	Boston Properties, Inc. 800 Boylston Street, Suite 1900 Boston, MA 02199 (t) 617.236.3322 (f) 617.236.3311 www.bostonproperties.com

Inquiries should be directed to
Michael Walsh, Senior Vice President, Finance at 617.236.3410 or mwalsh@bostonproperties.com

Arista Joyner, Investor Relations Manager at 617.236.3343 or ajoyner@bostonproperties.com

Common Stock Data (NYSE: BXP)

Boston Properties’ common stock has the following characteristics (based on information reported by the New York Stock Exchange):

	Q2 2013	Q1 2013	Q4 2012	Q3 2012	Q2 2012
High Closing Price	$114.59	$109.46	$111.46	$116.07	$109.75
Low Closing Price	$100.50	$100.33	$100.03	$108.45	$99.03
Average Closing Price	$108.58	$105.48	$105.70	$111.48	$104.47
Closing Price, at the end of the quarter	$105.47	$101.06	$105.81	$110.61	$108.37
Dividends per share—annualized	$2.60	$2.60	$2.60	$2.20	$2.20
Closing dividend yield—annualized	2.47%	2.57%	2.46%	1.99%	2.03%
Closing common shares outstanding, plus common, preferred and LTIP units on an as-converted basis (but excluding Outperformance Plan and 2013 Multi-Year Long-Term Incentive Program Units) (thousands) (1)	170,896	170,448	170,265	170,264	170,266
Closing market value of outstanding shares and units (thousands)	$18,285,486	$17,486,559	$18,076,824	$18,893,986	$18,451,727

(1)	For additional detail, see page 12.

Timing

Quarterly results for the next two quarters will be announced according to the following schedule:

Third Quarter 2013	Tentatively October 28, 2013
Fourth Quarter 2013	Tentatively January 28, 2014

Boston Properties, Inc.

Second Quarter 2013

RESEARCH COVERAGE

Equity Research Coverage		Debt Research Coverage	Rating Agencies

Michael Burke	Omotayo Okusanya	Tom Truxillo	Stephen Boyd
Argus Research Company	Jefferies & Co.	Bank of America Merrill Lynch	Fitch Ratings
212.425.7500	212.336.7076	980.386.5212	212.908.9153

Jeffrey Spector / Jamie Feldman	Mitch Germain	Thomas Cook	Karen Nickerson
Bank of America Merrill Lynch	JMP Securities	Citi Investment Research	Moody’s Investors Service
212.449.6329 / 212.449.6339	212.906.3546	212.723.1112	212.553.4924

Ross Smotrich / Michael Lewis	Anthony Paolone / Joseph Dazio	John Giordano	Susan Madison
Barclays Capital	J.P. Morgan Securities	Credit Suisse Securities	Standard & Poor’s
212.526.2306 / 212.526.3098	212.622.6682 / 212.622.6416	212.538.4935	212.438.4516

David Toti / Evan Smith	Jordan Sadler / Craig Mailman	Mark Streeter
Cantor Fitzgerald	KeyBanc Capital Markets	J.P. Morgan Securities
212.829.5224 / 215.915.1220	917.368.2280 / 917.368.2316	212.834.5086

Michael Bilerman / Joshua Attie	Robert Stevenson	Thierry Perrein /Jason Jones
Citigroup Global Markets	Macquarie Research	Wells Fargo
212.816.1383 / 212.816.1685	212.857.6168	704.715.8455 / 704.715.7932

James Sullivan / Tom Catherwood	Vance Edelson
Cowen and Company	Morgan Stanley
646.562.1380 / 646.562.1382	212.761-4000

Vin Chao	Rich Moore / Mike Carroll
Deutsche Bank Securities	RBC Capital Markets
212.250.6799	440.715.2646 / 440.715.2649

Sheila McGrath / Nathan Crossett	David Rodgers /Matthew Spencer
Evercore Partners	RW Baird
212.497.0882 / 212.497.0870	216.737.7341 / 414.298.5053

Michael Knott / Jed Reagan	Alexander Goldfarb /Andrew Schaffer
Green Street Advisors	Sandler O’Neill & Partners
949.640.8780 / 949.640.8780	212.466.7937 / 212.466.8062

David Harris	John Guinee / Erin Aslakson
Imperial Capital	Stifel, Nicolaus & Company
212.351.9429	443.224.1307 / 443.224.1350

Steve Sakwa / George Auerbach	Ross Nussbaum /Gabriel Hilmore
ISI Group	UBS Securities
212.446.9462 / 212.446.9459	212.713.2484 / 212.713.3876

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding Boston Properties’ performance made by the analysts listed above do not represent the opinions, estimates or forecasts of Boston Properties or its management. Boston Properties does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Boston Properties, Inc.

Second Quarter 2013

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

This section includes non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the non-GAAP financial measures presented and the most directly comparable GAAP financial measures are shown on pages 9-11. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations can be found on pages 50-52.

	Three Months Ended
	30-Jun-13	31-Mar-13	31-Dec-12	30-Sep-12	30-Jun-12
Selected Items:
Revenue	$515,320	$483,014	$483,222	$469,352	$471,349
Straight-line rent (1)	$16,142	$17,807	$19,474	$21,242	$21,303
Fair value lease revenue (1) (2)	$13,286	$16,037	$16,101	$16,982	$17,440
Revenue from residential properties	$5,484	$5,578	$5,555	$5,496	$5,036
Company share of funds from operations from unconsolidated joint ventures	$20,991	$30,378	$28,727	$30,633	$44,704
Lease termination fees (included in revenue) (1)	$288	$476	$2,395	$1,779	$16,258
Ground rent expense (3)	$5,006	$5,008	$4,981	$5,003	$5,023
ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment	$6,035	$7,158	$7,043	$6,930	$6,820
Fair value interest adjustment (1)	$1,918	$(558)	$(585)	$(1,335)	$(1,292)
Capitalized interest	$18,436	$14,418	$12,869	$10,131	$10,077
Capitalized wages	$2,784	$2,750	$3,948	$2,778	$3,309
Operating Margins [(rental revenue—rental expense)/rental revenue] (4)	65.9%	64.8%	65.5%	64.5%	66.1%
Gains (losses) from early extinguishments of debt	$152	$—	$—	$(5,494)	$274
Net income attributable to Boston Properties, Inc. common shareholders	$452,417	$47,854	$65,400	$57,249	$118,559
Funds from operations (FFO) attributable to Boston Properties, Inc.	$195,415	$160,624	$192,462	$175,779	$206,474
FFO per share—diluted	$1.28	$1.06	$1.27	$1.15	$1.36
Net income attributable to Boston Properties, Inc. per share—basic	$2.95	$0.32	$0.43	$0.38	$0.79
Net income attributable to Boston Properties, Inc. per share—diluted	$2.94	$0.31	$0.43	$0.38	$0.78
Dividends per common share	$0.65	$0.65	$0.65	$0.55	$0.55
Funds available for distribution to common shareholders and common unitholders (FAD) (5)	$167,699	$145,867	$148,533	$128,819	$174,658
Ratios:
Interest Coverage Ratio (excluding capitalized interest)—cash basis (6)	3.32	3.15	3.12	2.84	3.36
Interest Coverage Ratio (including capitalized interest)—cash basis (6)	2.77	2.72	2.74	2.57	3.03
FFO Payout Ratio (7)	50.78%	61.32%	51.18%	47.83%	40.44%
FAD Payout Ratio (8)	65.78%	75.42%	73.97%	72.16%	53.22%

	30-Jun-13	31-Mar-13	31-Dec-12	30-Sep-12	30-Jun-12
Capitalization:
Common Stock Price @ Quarter End	$105.47	$101.06	$105.81	$110.61	$108.37
Equity Value @ Quarter End	$18,285,486	$17,486,559	$18,076,824	$18,893,986	$18,451,727
Total Consolidated Debt	$11,365,545	$8,871,518	$8,912,369	$8,675,858	$8,921,207
Total Consolidated Market Capitalization	$29,651,031	$26,358,077	$26,989,193	$27,569,844	$27,372,934
Total Consolidated Debt/Total Consolidated Market Capitalization (9)	38.33%	33.66%	33.02%	31.47%	32.59%
BXP’s Share of Unconsolidated Joint Venture Debt	$326,714	$1,445,565	$1,445,346	$1,442,631	$1,440,541
Less:
Partners’ Share of Consolidated Debt	$894,341	$177,228	$178,291	$62,111	$62,385
Total Adjusted Debt	$10,797,918	$10,139,855	$10,179,424	$10,056,378	$10,299,363
Total Adjusted Market Capitalization (10)	$29,083,404	$27,626,414	$28,256,248	$28,950,364	$28,751,090
Total Adjusted Debt/Total Adjusted Market Capitalization (10) (11)	37.13%	36.70%	36.03%	34.74%	35.82%

(1)	Includes the Company’s share of consolidated and unconsolidated joint venture amounts.
(2)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(3)	Includes non-cash straight-line adjustments to ground rent. See page 11 for the straight-line adjustments to the ground rent expense.
(4)	Rental expense consists of operating expenses, real estate taxes and ground rent expense. Amounts are exclusive of the gross up of reimbursable electricity and other amounts totaling $14,916, $13,324, $12,761, $13,122 and $12,824 for the three months ended June 30, 2013, March 31, 2013, December 31, 2012, September 30, 2012 and June 30, 2012, respectively.
(5)	For a quantitative reconciliation of the differences between FAD and FFO, see page 11.
(6)	For additional detail, see page 11.
(7)	FFO Payout Ratio is defined as dividends per share to common shareholders divided by FFO per share.
(8)	FAD Payout Ratio is defined as distributions to common shareholders and unitholders divided by FAD. For additional information, see page 11.
(9)	For disclosures related to our definition of Total Consolidated Debt to Total Consolidated Market Capitalization Ratio, see page 50.
(10)	For additional detail, see page 12.
(11)	For disclosures related to our definition of Total Adjusted Debt to Total Adjusted Market Capitalization Ratio, see page 50.

Boston Properties, Inc.

Second Quarter 2013

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	30-Jun-13	31-Mar-13	31-Dec-12	30-Sep-12	30-Jun-12
ASSETS
Real estate	$17,056,758	$13,550,889	$13,581,454	$13,183,754	$13,161,405
Construction in progress (1)	1,483,114	1,145,517	1,036,780	937,475	732,734
Land held for future development	290,085	503,684	275,094	273,922	270,169
Less accumulated depreciation	(2,996,520)	(2,929,385)	(2,934,160)	(2,853,319)	(2,791,211)

Total real estate	15,833,437	12,270,705	11,959,168	11,541,832	11,373,097
Cash and cash equivalents	1,608,731	909,376	1,041,978	1,223,215	1,671,997
Cash held in escrows	54,829	55,410	55,181	32,926	32,265
Marketable securities	14,226	13,825	12,172	11,792	11,036
Tenant and other receivables, net	66,039	75,849	69,555	45,076	43,544
Related party notes receivable	—	282,307	282,491	282,206	282,416
Interest receivable from related party notes receivable	—	106,313	104,816	102,122	98,866
Accrued rental income, net	625,654	612,041	598,199	580,013	560,360
Deferred charges, net	945,918	572,890	588,235	535,077	504,689
Prepaid expenses and other assets	179,741	71,756	90,610	132,358	41,619
Investments in unconsolidated joint ventures	137,975	652,807	659,916	664,690	670,653

Total assets	$19,466,550	$15,623,279	$15,462,321	$15,151,307	$15,290,542

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable	$4,484,657	$3,053,798	$3,102,485	$2,873,686	$2,902,125
Unsecured senior notes, net of discount	5,834,973	4,639,843	4,639,528	4,639,217	4,863,413
Unsecured exchangeable senior notes, net of discount	734,278	1,177,877	1,170,356	1,162,955	1,155,669
Unsecured line of credit	—	—	—	—	—
Mezzanine notes payable	311,637	—	—	—	—
Related party notes payable	180,000	—	—	—	—
Accounts payable and accrued expenses	212,998	210,359	199,102	193,684	163,688
Dividends and distributions payable	112,425	110,886	110,488	93,461	93,353
Accrued interest payable	141,676	99,491	72,461	101,874	65,188
Other liabilities	560,496	316,683	324,613	309,231	308,581

Total liabilities	12,573,140	9,608,937	9,619,033	9,374,108	9,552,017

Commitments and contingencies	—	—	—	—	—

Noncontrolling interests:
Redeemable preferred units of the Operating Partnership	110,876	110,876	110,876	110,876	51,537

Redeemable interest in property partnership	98,162	98,216	97,558	—	—

Equity:
Stockholders’ equity attributable to Boston Properties, Inc.:
Excess stock, $0.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Preferred stock, $0.01 par value, 50,000,000 shares authorized; 5.25% Series B cumulative redeemable preferred stock, $0.01 par value, liquidation preference $2,500 per share, 92,000 shares authorized, 80,000 shares issued and outstanding	200,000	200,000	—	—	—
Common stock, $0.01 par value, 250,000,000 shares authorized, 152,384,740, 151,601,209, 150,856,237, 150,715,702 and 149,384,341 outstanding, respectively	1,524	1,516	1,516	1,509	1,507
Additional paid-in capital	5,246,243	5,232,030	5,222,073	5,194,520	5,184,671
Earnings (dividends) in excess of dividends (earnings)	192,492	(160,697)	(109,985)	(76,830)	(51,152)
Treasury common stock, at cost	(2,722)	(2,722)	(2,722)	(2,722)	(2,722)
Accumulated other comprehensive loss	(12,689)	(13,253)	(13,817)	(14,379)	(14,978)

Total stockholders’ equity attributable to Boston Properties, Inc.	5,624,848	5,256,874	5,097,065	5,102,098	5,117,326
Noncontrolling interests:
Common units of the Operating Partnership	570,135	540,103	539,753	566,077	571,222
Property partnerships	489,389	8,273	(1,964)	(1,852)	(1,560)

Total equity	6,684,372	5,805,250	5,634,854	5,666,323	5,686,988

Total liabilities and equity	$19,466,550	$15,623,279	$15,462,321	$15,151,307	$15,290,542

On May 31, 2013, the Company’s two joint venture partners in 767 Venture, LLC (the entity that owns 767 Fifth Avenue (The GM Building) in New York City) transferred all of their interests in the joint venture to third parties. In connection with the transfer, the Company and its new joint venture partners modified the Company’s relative decision making authority and consent rights with respect to the joint venture’s assets and operations. These changes resulted in the Company having sufficient financial and operating control over 767 Venture, LLC such that the Company now accounts for the assets, liabilities and operations of 767 Venture, LLC on a consolidated basis in its financial statements instead of under the equity method of accounting. Upon consolidation, the Company recognized a non-cash gain on its investment of approximately $363.4 million.

(1)	Represents the portion of the Company’s consolidated development projects that qualifies for interest capitalization. Such portion generally excludes intangible assets.

Boston Properties, Inc.

Second Quarter 2013

CONSOLIDATED INCOME STATEMENTS

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	30-Jun-13	31-Mar-13	31-Dec-12	30-Sep-12	30-Jun-12
Revenue
Rental
Base Rent	$403,942	$377,728	$381,027	$369,227	$371,019
Recoveries from tenants	68,434	64,429	59,713	59,849	57,361
Parking and other	23,969	23,830	22,448	22,893	23,356

Total rental revenue	496,345	465,987	463,188	451,969	451,736
Hotel revenue	11,118	8,291	11,691	9,359	10,049
Development and management services	7,857	8,736	8,343	8,024	9,564

Total revenue	515,320	483,014	483,222	469,352	471,349

Expenses
Operating	101,049	97,554	94,668	94,859	91,684
Real estate taxes	78,788	75,066	73,543	73,391	69,488
Hotel operating	7,335	7,044	8,519	6,886	6,616
General and administrative (1) (2)	22,194	43,571	15,940	19,757	19,066
Transaction costs	535	443	401	1,140	8
Impairment loss (6)	—	8,306	—	—	—
Depreciation and amortization	134,604	120,595	119,889	110,885	111,168

Total expenses	344,505	352,579	312,960	306,918	298,030

Operating income	170,815	130,435	170,262	162,434	173,319
Other income (expense)
Income from unconsolidated joint ventures (3)	48,783	8,721	6,949	9,217	21,191
Gains on consolidation of joint ventures (4)	387,801	—	—	—	—
Interest and other income	1,296	1,471	2,062	4,001	2,382
Gains (losses) from investments in securities (1)	181	735	187	587	(186)
Interest expense (5)	(103,140)	(100,433)	(102,802)	(105,030)	(99,901)
Gains (losses) from early extinguishments of debt	152	—	—	(5,494)	274

Income from continuing operations	505,888	40,929	76,658	65,715	97,079
Discontinued operations
Income (loss) from discontinued operations	873	61	(50)	(193)	218
Gain on sale of real estate from discontinued operations (6)	—	—	—	—	36,877
Gain on forgiveness of debt from discontinued operations (7)	—	20,182	—	—	—
Impairment loss from discontinued operations (8)	—	(3,241)	—	—	—

Net income	506,761	57,931	76,608	65,522	134,174
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	219	(2,574)	(2,331)	(458)	(457)
Noncontrolling interest—redeemable preferred units of the Operating Partnership	(1,123)	(1,180)	(1,057)	(874)	(765)
Noncontrolling interest—common units of the Operating Partnership (9)	(50,734)	(4,358)	(7,825)	(6,961)	(10,318)
Noncontrolling interest in discontinued operations—common units of the Operating Partnership (9)	(88)	(1,819)	5	20	(4,075)

Net income attributable to Boston Properties, Inc.	455,035	48,000	65,400	57,249	118,559
Preferred dividends	(2,618)	(146)	—	—	—

Net income attributable to Boston Properties, Inc. common shareholders	$452,417	$47,854	$65,400	$57,249	$118,559

INCOME PER SHARE OF COMMON STOCK (EPS)
Net income attributable to Boston Properties, Inc. per share—basic	$2.95	$0.32	$0.43	$0.38	$0.79

Net income attributable to Boston Properties, Inc. per share—diluted	$2.94	$0.31	$0.43	$0.38	$0.78

(1)	Gains (losses) from investments in securities includes $181, $735, $187, $587 and $(186) and general and administrative expense includes $(176), $(752), $(187), $(597) and $349 for the three months ended June 30, 2013, March 31, 2013, December 31, 2012, September 30, 2012 and June 30, 2012, respectively, related to the Company’s deferred compensation plan.
(2)	For the three months ended March 31, 2013, general and administrative expense includes an aggregate of approximately $19.5 million consisting of (i) the acceleration of the remaining approximately $12.9 million of stock-based compensation expense associated with the Company’s Executive Chairman’s unvested long-term equity awards and (ii) approximately $6.6 million of compensation expense associated with the Company’s Executive Chairman’s transition benefits agreement related to the Company’s succession planning.
(3)	For the three months ended June 30, 2013, includes the gain on sale of 125 West 55th Street totaling approximately $43.3 million. For the three months ended September 30, 2012, includes the gain on sale of the Value-Added Fund’s 300 Billerica Road property totaling approximately $0.2 million.
(4)	For the three months ended June 30, 2013, the gains on consolidation of joint ventures consisted of (1) 767 Fifth Avenue (The GM Building) totaling approximately $363.4 million and (2) the Company’s Value-Added Fund’s Mountain View properties totaling approximately $24.4 million.
(5)	For the three months ended June 30, 2013, interest expense includes $2,265 consisting of the interest expense on the partner loans for the 767 Fifth Avenue (the GM Building) consolidated joint venture, which amount is allocated to the partners within noncontrolling interests in property partnerships. The Company’s share of the interest expense on its loan to the joint venture eliminates in consolidation.
(6)	On May 17, 2012, the Company completed the sale of its Bedford Business Park properties located in Bedford, Massachusetts for approximately $62.8 million in cash. Net cash proceeds totaled approximately $62.0 million, resulting in a gain on sale of approximately $36.9 million. The operating results of the properties through the date of sale have been classified as discontinued operations on a historical basis for all periods presented.
(7)	On February 20, 2013, the foreclosure sale of the Company’s Montvale Center property was ratified by the court. As a result of the ratification, the mortgage loan totaling $25.0 million was extinguished and the related obligations were satisfied with the transfer of the real estate resulting in the recognition of a gain on forgiveness of debt totaling approximately $20.2 million during the first quarter of 2013. The operating results of the property through the date of ratification have been classified as discontinued operations on a historical basis for all periods.
(8)	On March 28, 2013, the Company executed a binding contract for the sale of its 303 Almaden Boulevard property located in San Jose, California for a sale price of $40.0 million. The carrying value of the property exceeded its net sale price and as a result the Company recognized an impairment loss totaling approximately $3.2 million during the first quarter of 2013 which is excluded from FFO in accordance with NAREIT’s definition. The Company completed the sale of 303 Almaden Boulevard on June 28, 2013. The impairment loss and operating results of this property through the sale date have been classified as discontinued operations on a historical basis for all periods. In addition, the Company recognized an impairment loss of approximately $8.3 million, which is included in FFO, to reduce the carrying value of its adjacent Almaden land parcel in San Jose, California to its estimated fair market value at March 31, 2013.
(9)	Equals noncontrolling interest—common units of the Operating Partnership’s share of 10.06%, 10.14%, 10.39%, 10.48% and 10.54% of income before net income attributable to noncontrolling interests in Operating Partnership after deduction for preferred distributions for the three months ended June 30, 2013, March 31, 2013, December 31, 2012, September 30, 2012 and June 30, 2012, respectively.

Certain prior period amounts have been reclassified to conform to the current period presentation.

Boston Properties, Inc.

Second Quarter 2013

FUNDS FROM OPERATIONS (FFO)

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	30-Jun-13	31-Mar-13	31-Dec-12	30-Sep-12	30-Jun-12
Net income attributable to Boston Properties, Inc. common shareholders	$452,417	$47,854	$65,400	$57,249	$118,559
Add:
Preferred dividends	2,618	146	—	—	—
Noncontrolling interest in discontinued operations—common units of the Operating Partnership	88	1,819	(5)	(20)	4,075
Noncontrolling interest—common units of the Operating Partnership	50,734	4,358	7,825	6,961	10,318
Noncontrolling interest—redeemable preferred units of the Operating Partnership	1,123	1,180	1,057	874	765
Noncontrolling interests in property partnerships	(219)	2,574	2,331	458	457
Impairment loss from discontinued operations	—	3,241	—	—	—
Less:
Income (loss) from discontinued operations	873	61	(50)	(193)	218
Gain on sale of real estate from discontinued operations	—	—	—	—	36,877
Gain on forgiveness of debt from discontinued operations	—	20,182	—	—	—

Income from continuing operations	505,888	40,929	76,658	65,715	97,079
Add:
Real estate depreciation and amortization (1)	149,817	142,555	142,029	132,887	135,219
Income from discontinued operations	873	61	(50)	(193)	218
Less:
Gains on sales of real estate included within income from unconsolidated joint ventures (2)	43,327	—	—	248	—
Gains on consolidation of joint ventures (3)	387,801	—	—	—	—
Noncontrolling interests in property partnerships’ share of funds from operations	4,436	3,038	2,795	923	956
Noncontrolling interest—redeemable preferred units of the Operating Partnership	1,123	1,180	1,057	874	765
Preferred dividends	2,618	146	—	—	—

Funds from operations (FFO) attributable to the Operating Partnership	217,273	179,181	214,785	196,364	230,795
Less:
Noncontrolling interest—common units of the Operating Partnership’s share of funds from operations	21,858	18,557	22,323	20,585	24,321

FFO attributable to Boston Properties, Inc. (4)	$195,415	$160,624	$192,462	$175,779	$206,474

FFO per share—basic	$1.29	$1.06	$1.27	$1.17	$1.37

Weighted average shares outstanding—basic	151,938	151,646	151,006	150,801	150,312

FFO per share—diluted	$1.28	$1.06	$1.27	$1.15	$1.36

Weighted average shares outstanding—diluted	153,797	153,259	152,708	153,310	152,047

(1)	Real estate depreciation and amortization consists of depreciation and amortization from the consolidated statements of operations of $134,604, $120,595, $119,889, $110,885 and $111,168, our share of unconsolidated joint venture real estate depreciation and amortization of $15,535, $21,657, $21,778, $21,664 and $23,513, and depreciation and amortization from discontinued operations of $0, $596, $661, $669 and $907, less corporate related depreciation of $322, $293, $299, $331 and $369 for the three months ended June 30, 2013, March 31, 2013, December 31, 2012, September 30, 2012 and June 30, 2012, respectively.
(2)	For the three months ended June 30, 2013, consists of the portion of income from unconsolidated joint ventures related to the gain on sale of 125 West 55th Street totaling approximately $43.3 million. For the three months ended September 30, 2012, consists of the portion of income from unconsolidated joint ventures related the gain on sale of the Value-Added Fund’s 300 Billerica Road property totaling approximately $0.2 million.
(3)	For the three months ended June 30, 2013, the gains on consolidation of joint ventures consisted of (1) 767 Fifth Avenue (The GM Building) totaling approximately $363.4 million and (2) the Company’s Value-Added Fund’s Mountain View properties totaling approximately $24.4 million.
(4)	Based on weighted average basic shares for the quarter. The Company’s share for the quarter ended June 30, 2013, March 31, 2013, December 31, 2012, September 30, 2012 and June 30, 2012 was 89.94%, 89.86%, 89.61%, 89.52% and 89.46%, respectively.

Boston Properties, Inc.

Second Quarter 2013

RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS

(in thousands, except for per share amounts)

(unaudited)

	June 30, 2013		March 31, 2013		December 31, 2012		September 30, 2012		June 30, 2012
	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)
Basic FFO	$217,273	168,933	$179,181	168,750	$214,785	168,521	$196,364	168,461	$230,795	168,018
Effect of Dilutive Securities
Convertible Preferred Units	818	1,307	879	1,307	749	1,307	764	1,327	765	1,353
Stock based compensation and exchangeable senior notes	—	552	—	306	—	395	—	1,182	—	382

Diluted FFO	$218,091	170,792	$180,060	170,363	$215,534	170,223	$197,128	170,970	$231,560	169,753
Less:
Noncontrolling interest—common units of the Operating Partnership’s share of diluted funds from operations	21,702	16,995	18,077	17,104	22,177	17,515	20,361	17,660	24,152	17,706

Company’s share of diluted FFO (1)	$196,389	153,797	$161,983	153,259	$193,357	152,708	$176,767	153,310	$207,408	152,047

FFO per share—basic	$1.29		$1.06		$1.27		$1.17		$1.37

FFO per share—diluted	$1.28		$1.06		$1.27		$1.15		$1.36

(1)	Based on weighted average diluted shares for the quarter. The Company’s share for the quarter ended June 30, 2013, March 31, 2013, December 31, 2012, September 30, 201 and June 30, 2012 was 90.05%, 89.96%, 89.71%, 89.67% and 89.57%, respectively.

Boston Properties, Inc.

Second Quarter 2013

Funds Available for Distribution (FAD)

(in thousands)

	Three Months Ended
	30-Jun-13	31-Mar-13	31-Dec-12	30-Sep-12	30-Jun-12
Basic FFO (see page 9)	$217,273	$179,181	$214,785	$196,364	$230,795
2nd generation tenant improvements and leasing commissions	(20,311)	(38,380)	(34,815)	(40,116)	(36,519)
Straight-line rent (1)	(16,142)	(17,807)	(19,474)	(21,242)	(21,303)
Recurring capital expenditures	(12,856)	(6,418)	(10,711)	(6,262)	(5,005)
Fair value interest adjustment (1)	(1,918)	558	585	1,335	1,292
ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment	6,035	7,158	7,043	6,930	6,820
Fair value lease revenue (1) (2)	(13,286)	(16,037)	(16,101)	(16,982)	(17,440)
Hotel improvements, equipment upgrades and replacements	(1,006)	(143)	(214)	(305)	(190)
Straight-line ground rent expense adjustment (3)	1,785	1,801	1,838	1,838	1,838
Non real estate depreciation	322	293	299	331	369
Stock-based compensation (4)	6,681	25,783	4,820	6,746	6,755
Impairment loss	—	8,306	—	—	—
Non-cash losses (gains) from early extinguishments of debt	(264)	—	—	196	(282)
Non-cash termination adjustment (including fair value lease amounts)	(3)	1,106	155	(154)	4,938
Partners’ share of consolidated and unconsolidated joint venture 2nd generation tenant improvement and leasing commissions	1,389	466	323	140	2,590

Funds available for distribution to common shareholders and common unitholders (FAD)	$167,699	$145,867	$148,533	$128,819	$174,658

Interest Coverage Ratios

(in thousands, except for ratio amounts)

	Three Months Ended
	30-Jun-13	31-Mar-13	31-Dec-12	30-Sep-12	30-Jun-12
Excluding Capitalized Interest
Income from continuing operations	$505,888	$40,929	$76,658	$65,715	$97,079
Interest expense	103,140	100,433	102,802	105,030	99,901
Depreciation and amortization expense	134,604	120,595	119,889	110,885	111,168
Depreciation and amortization expense from unconsolidated joint ventures	15,535	21,657	21,778	21,664	23,513
Gains on sales of real estate included within income from unconsolidated joint ventures	(43,327)	—	—	(248)	—
Gains on consolidation of joint ventures	(387,801)	—	—	—	—
Depreciation and amortization expense—discontinued operations	—	596	661	669	907
Interest expense—discontinued operations	—	360	650	650	649
Income (loss) from discontinued operations	873	61	(50)	(193)	218
Impairment loss	—	8,306	—	—	—
Non-cash losses (gains) from early extinguishments of debt	(264)	—	—	196	(282)
Non-cash termination adjustment (including fair value lease amounts)	(3)	1,106	155	(154)	4,938
Stock-based compensation	6,681	25,783	4,820	6,746	6,755
Straight-line ground rent expense adjustment (3)	1,785	1,801	1,838	1,838	1,838
Straight-line rent (1)	(16,142)	(17,807)	(19,474)	(21,242)	(21,303)
Fair value lease revenue (1) (2)	(13,286)	(16,037)	(16,101)	(16,982)	(17,440)

Subtotal	307,683	287,783	293,626	274,574	307,941
Divided by:

Adjusted interest expense (5) (6) (7) (8)	92,600	91,462	94,212	96,593	91,670
Interest Coverage Ratio	3.32	3.15	3.12	2.84	3.36

Including Capitalized Interest
Income from continuing operations	$505,888	$40,929	$76,658	$65,715	$97,079
Interest expense	103,140	100,433	102,802	105,030	99,901
Depreciation and amortization expense	134,604	120,595	119,889	110,885	111,168
Depreciation and amortization expense from unconsolidated joint ventures	15,535	21,657	21,778	21,664	23,513
Gains on sales of real estate included within income from unconsolidated joint ventures	(43,327)	—	—	(248)	—
Gains on consolidation of joint ventures	(387,801)	—	—	—	—
Depreciation and amortization expense—discontinued operations	—	596	661	669	907
Interest expense—discontinued operations	—	360	650	650	649
Income (loss) from discontinued operations	873	61	(50)	(193)	218
Impairment loss	—	8,306	—	—	—
Non-cash losses (gains) from early extinguishments of debt	(264)	—	—	196	(282)
Non-cash termination adjustment (including fair value lease amounts)	(3)	1,106	155	(154)	4,938
Stock-based compensation	6,681	25,783	4,820	6,746	6,755
Straight-line ground rent expense adjustment (3)	1,785	1,801	1,838	1,838	1,838
Straight-line rent (1)	(16,142)	(17,807)	(19,474)	(21,242)	(21,303)
Fair value lease revenue (1) (2)	(13,286)	(16,037)	(16,101)	(16,982)	(17,440)

Subtotal	307,683	287,783	293,626	274,574	307,941
Divided by:

Adjusted interest expense (5) (6) (7) (8) (9)	111,036	105,880	107,081	106,724	101,747
Interest Coverage Ratio	2.77	2.72	2.74	2.57	3.03

(1)	Includes the Company’s share of consolidated and unconsolidated joint venture amounts.
(2)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(3)	For additional information, see page 6.
(4)	For the three months ended March 31, 2013, stock-based compensation expense includes an aggregate of approximately $16.9 million consisting of (i) the acceleration of the remaining approximately $12.9 million of stock-based compensation expense associated with the Company’s Executive Chairman’s unvested long-term equity awards and (ii) approximately $4.0 million of stock-based compensation awards associated with the Company’s Executive Chairman’s transition benefits agreement related to the Company’s succession planning.
(5)	Excludes the impact of the ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment of $6,035, $7,158, $7,043, $6,930 and $6,820 for the three months ended June 30, 2013, March 31, 2013, December 31, 2012, September 30, 2012 and June 30, 2012, respectively.
(6)	Excludes amortization of financing costs of $2,240, $2,173, $2,197, $2,157 and $2,060 for the three months ended June 30, 2013, March 31, 2013, December 31, 2012, September 30, 2012, and June 30, 2012, respectively.
(7)	Includes interest expense from discontinued operations of $0, $360, $650, $650 and $649 for the three months ended June 30, 2013, March 31, 2013, December 31, 2012, September 30, 2012 and June 30, 2012, respectively.
(8)	Excludes interest expense of $2,265 for the three months ended June 30, 2013 consisting of the interest expense on the partner loans for the 767 Fifth Avenue (the GM Building) consolidated joint venture, which amount is allocated to the partners within noncontrolling interests in property partnerships. The Company’s share of the interest expense on its loan to the joint venture eliminates in consolidation.
(9)	Includes capitalized interest of $18,436, $14,418, $12,869, $10,131 and $10,077 for the three months ended June 30, 2013, March 31, 2013, December 31, 2012, September 30, 2012 and June 30, 2012, respectively.

Boston Properties, Inc.

Second Quarter 2013

CAPITAL STRUCTURE

Consolidated Debt

(in thousands)

Aggregate Principal
June 30, 2013
Mortgage Notes Payable	$4,267,684
Mezzanine Notes Payable	306,000
Unsecured Line of Credit	—
Unsecured Senior Notes, at face value	5,850,000
Unsecured Exchangeable Senior Notes, at face value	747,500

Total Debt	11,171,184
Fair Value Adjustment on Mortgage Notes Payable	216,973
Fair Value Adjustment on Mezzanine Notes Payable	5,637
Discount on Unsecured Senior Notes	(15,027)
Discount on Unsecured Exchangeable Senior Notes	(924)
ASC 470-20 (formerly known as FSP APB 14-1) Adjustment (1)	(12,298)

Total Consolidated Debt	$11,365,545

Boston Properties Limited Partnership Unsecured Senior Notes

Settlement Date	6/27/2013	4/11/2013	6/11/2012	11/10/2011	11/18/2010	4/19/2010	10/9/2009	5/22/2003	3/18/2003	Total/Average
Original Principal Amount	$700,000	$500,000	$1,000,000	$850,000	$850,000	$700,000	$700,000	$250,000	$300,000	$5,850,000
Principal Amount at Quarter End	$700,000	$500,000	$1,000,000	$850,000	$850,000	$700,000	$700,000	$250,000	$300,000	$5,850,000
Yield (on issue date)	3.916%	3.279%	3.954%	3.853%	4.289%	5.708%	5.967%	5.194%	5.693%	4.52%
Coupon	3.800%	3.125%	3.850%	3.700%	4.125%	5.625%	5.875%	5.000%	5.625%	4.40%
Public Offering Price	99.694%	99.379%	99.779%	99.767%	99.260%	99.891%	99.931%	99.329%	99.898%	99.68%
Ratings:
Moody’s	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)
S&P	A- (stable)	A- (stable)	A- (stable)	A- (stable)	A- (stable)	A- (stable)	A- (stable)	A- (stable)	A- (stable)
Fitch	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)
Maturity Date	2/1/2024	9/1/2023	2/1/2023	11/15/2018	5/15/2021	11/15/2020	10/15/2019	6/1/2015	4/15/2015
Discount	$2,139	$3,048	$2,012	$1,561	$4,961	$571	$336	$319	$80	$15,027

Unsecured Senior Notes, net of discount	$697,861	$496,952	$997,988	$848,439	$845,039	$699,429	$699,664	$249,681	$299,920	$5,834,973

Boston Properties Limited Partnership Unsecured Exchangeable Senior Notes

Settlement Date	8/19/2008									Total/Average
Original Principal Amount	$747,500									$747,500
Principal Amount at Quarter End	$747,500									$747,500
Yield (on issue date)	4.037%									4.04%
GAAP Yield	6.555%									6.56%
Coupon	3.625%
Exchange Rate	8.5051
Exchange Price	$134.38 (2)
Diluted share impact for the current quarter	—									—
First Optional Redemption Date	N/A
Maturity Date	2/15/2014
Discount	$924									$924
ASC 470-20 (FSP APB 14-1) Adjustment (1)	$12,298									$12,298

Unsecured Senior Exchangeable Notes	$734,278									$734,278

Equity

(in thousands)

	Shares/Units Outstanding as of 6/30/2013	Common Stock Equivalents		Equivalent Value (3)
Common Stock	152,385	152,385	(4)	$16,072,046
Common Operating Partnership Units	17,204	17,204	(5)	1,814,506
Series Two Preferred Operating Partnership Units	996	1,307		137,858
Series Four Preferred Operating Partnership Units	1,222	—		61,076	(6)
Series B Cumulative Redeemable Preferred Stock	80	—		200,000	(7)

Total Equity		170,896		$18,285,486

Total Consolidated Debt				$11,365,545

Total Consolidated Market Capitalization				$29,651,031

BXP’s share of Unconsolidated Joint Venture Debt				$326,714
Less:
Partners’ Share of Consolidated Debt				$894,341
Total Adjusted Debt (8)				$10,797,918

Total Adjusted Market Capitalization (8)				$29,083,404

(1)	Represents the remaining debt discount which will be amortized as additional non-cash interest expense through February 15, 2014, the maturity date of the outstanding exchangeable senior notes.
(2)	The initial exchange rate is 8.5051 shares per $1,000 principal amount of the notes (or an initial exchange price of approximately $117.58 per share of Boston Properties, Inc.‘s common stock). In addition, the Company entered into capped call transactions with affiliates of certain of the initial purchasers, which are intended to reduce the potential dilution upon future exchange of the notes. The capped call transactions are expected to have the effect of increasing the effective exchange price to the Company of the notes from $117.58 to approximately $137.17 per share (subject to adjustments), representing an overall effective premium of approximately 40% over the closing price on August 13, 2008 of $97.98 per share of Boston Properties, Inc.’s common stock. The net cost of the capped call transactions was approximately $44.4 million. As of June 30, 2013, the exchange price was$ 134.38 per share.
(3)	Values based on June 30, 2013 closing price of $105.47 per share of common stock, except for the Series Four Preferred Operating Partnership Units which have been valued at the liquidation preference of $50.00 per unit (see Note 7 below) and the shares of Series B Cumulative Redeemable Preferred Stock which have been valued at the liquidation preference of $2,500.00 per share (see Note 8 below).
(4)	Includes 64 shares of restricted stock.
(5)	Includes 1,464 long-term incentive plan units, but excludes an aggregate of 1,113 Outperformance Plan and 2013 Multi-Year Long-Term Incentive Program Units.
(6)	In connection with the acquisition of 680 Folsom Street in San Francisco on August 29, 2012, the Company’s Operating Partnership issued 1,588 Series Four Preferred Units to the sellers as a portion of the consideration paid. The Series Four Preferred Units are not convertible into or exchangeable for any common equity of the Company or Operating Partnership, have a per unit liquidation preference of $50.00 and are entitled to receive quarterly distributions of $0.25 per unit (or an annual rate of 2%). On August 31, 2012, a holder redeemed 366 Series Four Preferred Units for cash totaling approximately $18.3 million.
(7)	On March 27, 2013, the Company completed an underwritten public offering of 80,000 shares (8,000,000 depositary shares, each representing 1/100th of a share) of its newly designated 5.25% Series B Cumulative Redeemable Preferred Stock, at a price of $2,500.00 per share ($25.00 per depositary share). The net proceeds from this offering were approximately $194 million, after deducting the underwriting discount and transaction expenses. The Company will pay cumulative cash dividends on the Series B Preferred Stock at a rate of 5.25% per annum of the $2,500.00 liquidation preference per share. The Company may not redeem the Series B Preferred Stock prior to March 27, 2018. On or after March 27, 2018, the Company, at its option, may redeem the Series B Preferred Stock for a cash redemption price of $2,500.00 per share ($25.00 per depositary share), plus all accrued and unpaid dividends. The Series B Preferred Stock is not redeemable by the holders, has no maturity date and is not convertible into any other security of the Company or its affiliates.
(8)	For disclosures relating to our definition of Total Adjusted Debt and Total Adjusted Market Capitalization, see page 50.

Boston Properties, Inc.

Second Quarter 2013

DEBT ANALYSIS (1)

Debt Maturities and Principal Payments

as of June 30, 2013

(in thousands)

	2013	2014	2015	2016	2017	Thereafter	Total
Floating Rate Debt
Mortgage Notes Payable	$—	$—	$—	$—	$—	$—	$—
Unsecured Line of Credit	—	—	—	—	—	—	—

Total Floating Debt	$—	$—	$—	$—	$—	$—	$—
Fixed Rate Debt
Mortgage Notes Payable	$9,156	$87,757	$26,182	$608,879	$2,821,750	$713,960	$4,267,684
Fair Value Adjustment	25,768	52,493	53,888	50,632	34,192	—	216,973

Mortgage Notes Payable	34,924	140,250	80,070	659,511	2,855,942	713,960	4,484,657

Mezzanine Notes Payable	—	—	—	—	306,000	—	306,000
Fair Value Adjustment	597	1,244	1,314	1,389	1,093	—	5,637

	597	1,244	1,314	1,389	307,093	—	311,637

Unsecured Exchangeable Senior Notes, net of discount	—	746,576	—	—	—	—	746,576
ASC 470-20 (formerly known as FSP APB 14-1)
Adjustment	(9,860)	(2,438)	—	—	—	—	(12,298)

Unsecured Exchangeable Senior Notes	(9,860)	744,138	—	—	—	—	734,278

Unsecured Senior Notes, net of discount	—	—	549,601	—	—	5,285,372	5,834,973

Total Fixed Debt	$25,661	$885,632	$630,985	$660,900	$3,163,035	$5,999,332	$11,365,545

Total Consolidated Debt	$25,661	$885,632	$630,985	$660,900	$3,163,035	$5,999,332	$11,365,545

GAAP Weighted Average Floating Rate Debt	—	—	—	—	—	—	—
GAAP Weighted Average Fixed Rate Debt	6.16%	6.46%	5.48%	5.27%	4.04%	4.49%	4.59%

Total GAAP Weighted Average Rate	6.16%	6.46%	5.48%	5.27%	4.04%	4.49%	4.59%

Total Stated Weighted Average Rate	6.14%	4.02%	5.40%	6.42%	5.76%	4.41%	4.94%

Unsecured Debt

Unsecured Line of Credit—Matures June 24, 2014 (2)

(in thousands)

	Facility	Outstanding at 6/30/2013	Letters of Credit	Remaining Capacity at 6/30/2013
	$750,000	$—	$10,564	$739,436

Unsecured and Secured Debt Analysis

	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity
Unsecured Debt	65.58%	4.37%	4.75%	6.7	years
Secured Debt	34.42%	5.72%	4.38%	4.6	years

Total Consolidated Debt	100.00%	4.94%	4.59%	5.9	years

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity
Floating Rate Debt	—	—	—	—	years
Fixed Rate Debt	100.00%	4.94%	4.59%	5.9	years

Total Consolidated Debt	100.00%	4.94%	4.59%	5.9	years

(1)	Excludes unconsolidated joint ventures. The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, effects of hedging transactions, adjustments required to reflect loans at their fair values upon acquisition and the adjustments required to reflect the nonconvertible debt borrowing rate on the unsecured exchangeable senior notes in accordance with ASC 470-20 (formerly known as FSP APB 14-1).
(2)	On July 26, 2013, the Company’s Operating Partnership amended and restated the revolving credit agreement governing the Company’s Unsecured Line of Credit, which, among other things, (1) increased the total commitment from $750.0 million to $1.0 billion, (2) extended the maturity date from June 24, 2014 to July 26, 2018 and (3) reduced the per annum variable interest rates and other fees. Based on the Operating Partnership’s current credit rating, borrowings will bear interest at a per annum rate equal to LIBOR plus 1.00%.

Boston Properties, Inc.

Second Quarter 2013

DEBT MATURITIES AND PRINCIPAL PAYMENTS (1)

as of June 30, 2013

(in thousands)

Property	2013	2014	2015	2016	2017	Thereafter	Total
767 Fifth Avenue (The GM Building) (60% ownership)	$—	$—	$—	$—	$1,300,000	$—	$1,300,000	(2)(3)
599 Lexington Avenue	—	—	—	—	750,000	—	750,000
601 Lexington Avenue	2,747	11,321	11,870	12,447	13,051	673,564	725,000
John Hancock Tower and Garage	—	—	—	—	640,500	—	640,500	(2)
Embarcadero Center Four	2,605	5,452	5,794	348,886	—	—	362,737
Fountain Square (50% ownership)	—	—	—	211,250	—	—	211,250	(2)
505 9th Street (50% ownership)	1,171	2,441	2,585	2,737	113,596	—	122,530
New Dominion Technology Park, Building Two	—	63,000	—	—	—	—	63,000
New Dominion Technology Park, Building One	1,090	2,304	2,481	2,672	2,878	32,943	44,368
Kingstowne Two and Retail	878	1,837	1,950	29,277	—	—	33,942	(2)
University Place	665	1,402	1,502	1,610	1,725	7,453	14,357

	9,156	87,757	26,182	608,879	2,821,750	713,960	4,267,684

Aggregate Fair Value Adjustments	25,768	52,493	53,888	50,632	34,192	—	216,973

	34,924	140,250	80,070	659,511	2,855,942	713,960	4,484,657

Mezzanine Notes Payable (associated with 767 Fifth Avenue (The GM Building))	—	—	—	—	306,000	—	306,000
Fair Value Adjustment	597	1,244	1,314	1,389	1,093		5,637

	597	1,244	1,314	1,389	307,093	—	311,637

Unsecured Exchangeable Senior Notes, net of discount	—	746,576	—	—	—	—	746,576
ASC 470-20 (formerly known as FSP APB 14-1)
Adjustment	(9,860)	(2,438)	—	—	—	—	(12,298)

	(9,860)	744,138	—	—	—	—	734,278

Unsecured Senior Notes, net of discount	—	—	549,601	—	—	5,285,372	5,834,973
Unsecured Line of Credit	—	—	—	—	—	—	—	(4)

	$25,661	$885,632	$630,985	$660,900	$3,163,035	$5,999,332	$11,365,545

% of Total Consolidated Debt	0.23%	7.79%	5.55%	5.81%	27.83%	52.79%	100.00%
Balloon Payments	$—	$809,577	$549,601	$583,782	$3,107,619	$5,918,926	$10,969,505
Scheduled Amortization	$35,521	$78,493	$81,384	$77,118	$55,416	$80,406	$408,338

(1)	Excludes unconsolidated joint ventures. For information on our unconsolidated joint venture debt, see page 16.
(2)	This property has a fair value adjustment which is aggregated below.
(3)	In connection with the capitalization of the joint venture, loans totaling $450.0 million were funded by the venture’s partners on a pro-rata basis. Our partner’s share of the partner loans totaling $180.0 million has been reflected in Related Party Note Payable on our Consolidated Balance Sheets and has not been included in the above balance.
(4)	On July 26, 2013, the Company’s Operating Partnership amended and restated the revolving credit agreement governing the Company’s Unsecured Line of Credit, which, among other things, (1) increased the total commitment from $750.0 million to $1.0 billion, (2) extended the maturity date from June 24, 2014 to July 26, 2018 and (3) reduced the per annum variable interest rates and other fees. Based on the Operating Partnership’s current credit rating, borrowings will bear interest at a per annum rate equal to LIBOR plus 1.00%.

Boston Properties, Inc.

Second Quarter 2013

Senior Unsecured Debt Covenant Compliance Ratios

(in thousands)

In the fourth quarter of 2002, the Company’s operating partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented, which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the indenture.

This section presents such ratios as of June 30, 2013 to show that the Company’s Operating Partnership was in compliance with the terms of the indenture, as amended, which has been filed with the SEC. This section also presents certain other indenture-related data which we believe assists investors in the Company’s unsecured debt securities. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the indenture.

		Senior Notes Issued Prior to October 9, 2009	Senior Notes Issued On or After October 9, 2009
		June 30, 2013
Total Assets:
Capitalized Property Value (1)		$20,688,136	$21,115,062
Cash and Cash Equivalents		1,608,731	1,608,731
Investments in Marketable Securities		14,226	14,226
Undeveloped Land, at Cost (including Joint Venture %)		305,985	305,985
Development in Process, at Cost (including Joint Venture %)		1,507,494	1,507,494

Total Assets		$24,124,572	$24,551,498

Unencumbered Assets		$15,748,009	$16,018,759

Secured Debt (Fixed and Variable)(2)		$4,267,684	$4,267,684
Mezzanine Notes Payable (3)		306,000	306,000
Joint Venture Debt		326,714	326,714
Related Party Notes Payable		180,000	180,000
Contingent Liabilities & Letters of Credit		13,871	13,871
Unsecured Debt (4)		6,597,500	6,597,500

Total Outstanding Debt		$11,691,769	$11,691,769

Consolidated EBITDA:
Income from Continuing Operations (per Consolidated Income Statement)		$505,888	$505,888
Subtract: Income from Unconsolidated Joint Ventures (per Consolidated Income Statement)		(48,783)	(48,783)
Subtract: Gains on Consolidation of Joint Ventures (per Consolidated Income Statement)		(387,801)	(387,801)
Subtract: Gains from Investments in Securities (per Consolidated Income Statement)		(181)	(181)
Subtract: Gains from early extinguishments of debt (per Consolidated Income Statement)		(152)	(152)
Add: Interest Expense (per Consolidated Income Statement)		103,140	103,140
Add: Depreciation and Amortization (per Consolidated Income Statement)		134,604	134,604

EBITDA		306,715	306,715
Add: Company share of unconsolidated joint venture EBITDA		36,487	36,487

Consolidated EBITDA		$343,202	$343,202

Adjusted Interest Expense:
Interest Expense (per Consolidated Income Statement)		$103,140	$103,140
Add: Company share of unconsolidated joint venture interest expense		15,860	15,860
Less: Amortization of financing costs		(2,240)	(2,240)
Less: Interest expense funded by construction loan draws		—	—

Adjusted Interest Expense		$116,760	$116,760

Covenant Ratios and Related Data	Test	Actual	Actual
Total Outstanding Debt/Total Assets	Less than 60%	48.5%	47.6%
Secured Debt/Total Assets	Less than 50%	20.3%	20.0%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	2.94	2.94
Unencumbered Assets/ Unsecured Debt	Greater than 150%	238.7%	242.8%

Unencumbered Consolidated EBITDA		$230,913	$230,913

Unencumbered Interest Coverage (Unencumbered Consolidated EBITDA to Unsecured Interest Expense)		3.14	3.14

% of Unencumbered Consolidated EBITDA to Consolidated EBITDA		67.3%	67.3%

# of unencumbered properties		150	150

(1)	For senior notes issued prior to October 9, 2009, Capitalized Property Value is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.5% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized Property Value for senior notes issued on or after October 9, 2009 is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP.
(2)	Excludes aggregate fair value adjustment of $216,973.
(3)	Excludes aggregate fair value adjustment of $5,637.
(4)	Excludes aggregate debt discount of $15,951 and ASC 470-20 (formerly known as FSP APB 14-1) adjustment of $12,298.

Boston Properties, Inc.

Second Quarter 2013

UNCONSOLIDATED JOINT VENTURE DEBT ANALYSIS (*)

Debt Maturities and Principal Payments by Property
(in thousands)
Property	2013	2014	2015	2016	2017	Thereafter	Total
Metropolitan Square (51%)	$569	$1,187	$1,257	$1,332	$1,410	$83,402	$89,157
540 Madison Avenue (60%)	—	—	—	—	—	72,000	72,000	(1)
Market Square North (50%)	161	993	1,042	1,094	1,148	60,562	65,000
901 New York Avenue (25%)	396	823	37,590	—	—	—	38,809
500 North Capitol Street, N.W. (30%)	—	—	—	—	—	31,500	31,500	(2)
Annapolis Junction Building One (50%)	140	279	279	279	279	19,519	20,775	(3)
Annapolis Junction Building Six (50%)	6,997	—	—	—	—	—	6,997	(4)
Annapolis Junction Building Seven (50%)	—	—	—	2,476	—	—	2,476	(4)(5)

	$8,263	$3,282	$40,168	$5,181	$2,837	$266,983	$326,714

GAAP Weighted Average Rate	2.91%	5.08%	5.25%	3.79%	5.08%	4.08%	4.21%
% of Total Debt	2.53%	1.00%	12.29%	1.59%	0.87%	81.71%	100.00%

Floating and Fixed Rate Debt Analysis
	% of Total Debt	Stated Weighted Average Rate (1)	GAAP Weighted Average Rate	Weighted Average Maturity
Floating Rate Debt	31.30%	1.75%	1.96%	4.5	years
Fixed Rate Debt	68.70%	5.17%	5.23%	6.5	years

Total Debt	100.00%	4.10%	4.21%	5.9	years

(*)	All amounts represent the Company’s share.
(1)	On June 5, 2013, 540 Madison Avenue’s mortgage loan was refinanced with a new mortgage loan totaling $120 million (the Company’s share being 60%). The new loan requires interest only payments at a variable rate equal to LIBOR plus 1.50% per annum and matures on June 5, 2018.
(2)	On May 31, 2013, 500 North Capitol Street’s mortgage loan was refinanced with a new mortgage loan totaling $105 million (the Company’s share being 30%). The new loan requires interest only payments at a fixed interest rate of 4.15% per annum and matures on June 6, 2023.
(3)	Loan has one, three-year extension option, subject to certain conditions.
(4)	Loan has two, one-year extension options, subject to certain conditions.
(5)	On April 4, 2013, Annapolis Junction’s Building Seven project obtained a construction loan totaling $22 million (the Company’s share being 50%), which bears interest at a variable rate equal to LIBOR plus 1.65% per annum and matures on April 4, 2016 with two, one-year extension options, subject to certain conditions.

Boston Properties, Inc.

Second Quarter 2013

UNCONSOLIDATED JOINT VENTURES

Balance Sheet Information

(unaudited and in thousands)

as of June 30, 2013

	767 Fifth Avenue (The GM Building) (1)	125 West 55th Street (2)	Two Grand Central Tower (3)	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue	Wisconsin Place (4)	Annapolis Junction (5)	Eighth Avenue and 46th Street (6)	500 North Capitol Street, N.W.	Subtotal	Value- Added Fund (7)(8)	Total Unconsolidated Joint Ventures
Net Equity(8)	$—	$3,643	$(90)	$67,628	$(11,322)	$7,167	$(2,768)	$48,317	$18,027	$10,365	$(1,096)	$139,871	$(1,896)	$137,975

Mortgage/Construction loans payable (8)	$—	$—	$—	$72,000	$65,000	$89,157	$38,809	$—	$30,248	$—	$31,500	$326,714	$—	$326,714

BXP’s nominal ownership percentage	60.00%	60.00%	60.00%	60.00%	50.00%	51.00%	25.00%	33.33%	50.00%	50.00%	30.00%		37.62%

Results of Operations

(unaudited and in thousands)

for the three months ended June 30, 2013

	767 Fifth Avenue (The GM Building) (1)	125 West 55th Street (2)	Two Grand Central Tower (3)	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue		Wisconsin Place (4)	Annapolis Junction (5)	Eighth Avenue and 46th Street (6)	500 North Capitol Street, N.W.	Subtotal	Value- Added Fund (7)		Total Unconsolidated Joint Ventures
REVENUE
Rental	$40,412	$6,441	$—	$5,197	$5,559	$9,091	$8,931		$1,326	$4,579	$—	$1,091	$82,627	$585		$83,212
Straight-line rent	(68)	898	—	191	9	26	(345)		—	4	—	2,350	3,065	16		3,081
Fair value lease revenue	13,459	198	—	(120)	—	—	—		—	—	—	—	13,537	—		13,537
Termination Income	—	1	—	—	—	—	—		—	—	—	—	1	—		1

Total revenue	53,803	7,538	—	5,268	5,568	9,117	8,586		1,326	4,583	—	3,441	99,230	601		99,831

EXPENSES
Operating	14,390	2,457	3	3,006	2,277	3,261	3,147		686	1,566	65	1,436	32,294	203		32,497

NET OPERATING INCOME	39,413	5,081	(3)	2,262	3,291	5,856	5,439		640	3,017	(65)	2,005	66,936	398		67,334
Interest	17,811	1,967	—	1,616	1,597	2,545	2,044		—	281	—	795	28,656	94		28,750
Interest other—partner loans	11,304	—	—	—	—	—	—		—	—	—	—	11,304	—		11,304
Depreciation and amortization	16,777	—	—	2,325	808	1,967	1,397		1,373	1,673	—	821	27,141	—		27,141

SUBTOTAL	45,892	1,967	—	3,941	2,405	4,512	3,441		1,373	1,954	—	1,616	67,101	94		67,195
Losses from early extinguishment of debt	—	—	—	270	—	—	—		—	—	—	993	1,263	414		1,677
Gain on sale of real estate	—	1,766	—	—	—	—	—		—	—	—	—	1,766	11,134		12,900
NET INCOME/(LOSS)	$(6,479)	$4,880	$(3)	$(1,949)	$886	$1,344	$1,998		$(733)	$1,063	$(65)	$(604)	$1,601	$11,024		$13,039

BXP’s share of net income/(loss)	$(3,888)	$2,928	$(2)	$(1,169)	$443	$685	$1,636	(9)	$(240)	$532	$(33)	$(181)	$710	$4,357	(7)(9)	$5,067
Basis differential (10)	(6)	(914)	—	128	(536)	4	(609)		(109)	(28)	—	15	(2,054)	(4,400	)(7)	(6,454)
Gain on investment	363,424	43,327	—	—	—	—	—		—	—	—	—	406,751	24,377		431,128
Elimination of inter-entity interest on partner loan	6,843	—	—	—	—	—	—		—	—	—	—	6,843	—		6,843

Subtotal	366,373	45,341	(2)	(1,041)	(93)	689	1,026		(349)	504	(33)	(166)	412,250	24,334	(7)	436,584
Gain upon consolidation in income statement	363,424												363,424	24,377		387,801

Income/(loss) from unconsolidated joint ventures	$2,949	$45,341	$(2)	$(1,041)	$(93)	$689	$1,026		$(349)	$504	$(33)	$(166)	$48,826	$(43)		$48,783
Gain on investment	—	(43,327)	—	—	—	—	—		—	—	—	—	(43,327)	—		(43,327)
BXP’s share of depreciation & amortization	10,072	(164)	—	1,267	1,007	1,024	697	(9)	570	814	—	248	15,535	—		15,535

BXP’s share of Funds from Operations (FFO)	$13,021	$1,850	$(2)	$226	$915	$1,713	$1,723		$221	$1,318	$(33)	$82	$21,034	$(43	)(7)	$20,991

BXP’s share of net operating income/(loss)	$23,648	$3,031	$(2)	$1,370	$1,646	$2,987	$1,360		$213	$1,509	$(33)	$602	$36,329	$158	(7)	$36,487

(1)	On May 31, 2013, the Company’s two joint venture partners in 767 Venture, LLC (the entity that owns 767 Fifth Avenue (The GM Building) in New York City) transferred all of their interests in the joint venture to third parties. In connection with the transfer, the Company and its new joint venture partners modified the Company’s relative decision making authority and consent rights with respect to the joint venture’s assets and operations. These changes resulted in the Company having sufficient financial and operating control over 767 Venture, LLC such that the Company now accounts for the assets, liabilities and operations of 767 Venture, LLC on a consolidated basis in its financial statements instead of the equity method of accounting. Upon consolidation, the Company recognized a gain on its investment of approximately $363.4 million.
(2)	On May 30, 2013, 125 West 55th Street was sold for approximately $470.0 million, including the assumption by the buyer of approximately $198.6 million of mortgage indebtedness. Net cash proceeds totaled approximately $253.7 million, of which the Company’s share was approximately $152.2 million, after the payment of transaction costs. The joint venture recognized a gain on sale of real estate of approximately $1.8 million, of which the Company’s share was approximately $1.1 million and is included within income from unconsolidated joint ventures in the Company’s consolidated statements of operations, but excluded from the Company’s calculation of FFO. The Company had previously recognized an impairment loss on its investment in the unconsolidated joint venture under the provisions of ASC 323. As a result, the Company recognized a gain on investment of approximately $43.3 million.
(3)	The property was sold on October 25, 2011.
(4)	Represents the Company’s interest in the joint venture entity that owns the land, parking garage and infrastructure. The Company’s entity that owns 100% of the office component of the project has been consolidated within the accounts of the Company.
(5)	Annapolis Junction includes two properties in service, one property in development and two undeveloped land parcels.
(6)	On July 19, 2013, a joint venture in which the Company has a 50% interest sold its Eighth Avenue and 46th Street project (undeveloped land) located in New York City for an imputed sale price of approximately $45.0 million. Net cash proceeds to the Company totaled approximately $21.8 million, after the payment of transaction costs.
(7)	Information presented includes costs which relate to the organization and operations of the Value-Added Fund. The investments held by the Value-Added Fund are not included in the Company’s portfolio information tables or any other portfolio level statistics and therefore are presented on page 18.
(8)	Represents the Company’s share.
(9)	Reflects the changes in the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.
(10)	Represents adjustments related to the carrying value of certain of the Company’s investment in unconsolidated joint ventures.

Boston Properties, Inc.

Second Quarter 2013

Boston Properties Office Value-Added Fund, L.P.

On October 25, 2004, the Company formed Boston Properties Office Value-Added Fund, L.P. (the “Value-Added Fund”), a strategic partnership with third parties, to pursue the acquisition of value-added investments in non-core office assets within the Company’s existing markets. The Value-Added Fund had total equity commitments of $140 million. The Company received asset management, property management, leasing and redevelopment fees and, if certain return thresholds were achieved, would be entitled to an additional promoted interest.

On January 7, 2008, the Company transferred the Mountain View properties to its Value-Added Fund. The Company’s interest in the Mountain Veiw properties were approximately 39.5%.

On April 10, 2013, the Company acquired the Mountain View properties from the Value-Added Fund and intends to wind-down and dissolve the Value-Added Fund. As a result of the acquisition, the Company owns 100% of the Mountain View properties and is now accounting for them on a consolidated basis.

Results of Operations

(unaudited and in thousands)

for the three months ended June 30, 2013

	Value-Added Fund (1)(2)
REVENUE
Rental	$585
Straight-line rent	16
Fair value lease revenue	—

Total revenue	601

EXPENSES
Operating	203

SUBTOTAL	398
Interest	94
Interest other—partner loans	—
Depreciation and amortization	—

SUBTOTAL	94
Losses from early extinguishment of debt	414
Gain on sale of real estate	11,134

NET INCOME	$11,024

BXP’s share of net income	$4,357	(1)(3)
Basis differential (4)	(4,400)
Gain on sale of investment	24,377

Income from Value-Added Fund	$24,334	(1)
Gain on sale of investment	(24,377)
BXP’s share of depreciation & amortization	—

BXP’s share of Funds from Operations (FFO)	$(43	)(1)

The Company’s Equity in the Value-Added Fund	$(1,896	)(1)

(1)	Represents the Company’s 25% interest in 300 Billerica Road (the property was sold on September 27, 2012), as well as a 39.5% interest in Mountain View Research Park and Mountain View Technology Park (the properties were sold on April 10, 2013).
(2)	On April 10, 2013, the Company’s Value-Added Fund sold its Mountain View properties located in Mountain View, California for approximately $233.5 million. The Company’s Value-Added Fund recognized a gain on sale of real estate of approximately $11.1 million, of which the Company’s share was approximately $4.4 million and is included within income from unconsolidated joint ventures in the Company’s consolidated statements of operations, but excluded from the Company’s calculation of FFO. The Company had previously recognized an impairment loss on its investment in the unconsolidated joint venture under the provisions of ASC 323. As a result, the Company recognized a gain on investment of approximately $24.4 million.
(3)	Reflects the changes in the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.
(4)	Represents adjustment related to the impairment of the carrying values.

Boston Properties, Inc.

Second Quarter 2013

PORTFOLIO OVERVIEW

Rentable Square Footage and Percentage of Portfolio Net Operating Income of In-Service Properties by Location and Type of Property for the Quarter Ended June 30, 2013 (1) (2)

Geographic Area	Square Feet Office (3)		% of NOI Office (4)	Square Feet Office/ Technical	% of NOI Office/ Technical (4)	Square Feet Total (3)		Square Feet % of Total	% of NOI Residential (4)	% of NOI Hotel (4)	% of NOI Total (4)
Boston	13,352,937		28.5%	392,530	1.1%	13,745,467		33.3%	0.2%	1.1%	30.9%
New York	8,090,696	(5)	34.5%	—	—	8,090,696	(5)	19.6%	—	—	34.5%
Princeton	2,467,990		2.0%	—	—	2,467,990		6.0%	—	—	2.0%
San Francisco	4,962,765		9.0%	768,463	1.2%	5,731,228		13.9%	—	—	10.2%
Washington, DC	10,480,565	(6)	21.0%	756,325	0.8%	11,236,890	(6)	27.2%	0.6%	—	22.4%

	39,354,953		95.0%	1,917,318	3.1%	41,272,271		100.0%	0.8%	1.1%	100.0%

% of Total	95.4%			4.6%		100.0%

Percentage of Portfolio Net Operating Income of In-Service Properties by Location and Type of Property (2) (4)
Geographic Area	CBD	Suburban	Total
Boston	25.9%	5.0%	30.9%
New York	34.5%	—	34.5%
Princeton	—	2.0%	2.0%
San Francisco	7.2%	3.0%	10.2%
Washington, DC	9.1%	13.3%	22.4%

Total	76.7%	23.3%	100.0%

Structured Parking
	Number of Spaces	Square Feet
Total Structured Parking	46,411	15,745,206

Hotel Properties
Hotel Properties	Number of Rooms	Square Feet (7)
Cambridge Center Marriott, Cambridge, MA	433	334,260

Total Hotel Properties	433	334,260

Residential Properties
Residential Properties	Number of Units	Square Feet
Residences on The Avenue, Washington, DC	335	323,050	(8)
The Lofts at Atlantic Wharf, Boston, MA	86	87,097	(9)

Total Residential Properties	421	410,147

(1)	For disclosures relating to our definition of In-Service Properties, see page 51.
(2)	Portfolio Net Operating Income is a non-GAAP financial measure. For a quantitative reconciliation of Portfolio NOI to net income available to common shareholders, see page 43. For disclosures relating to our use of Portfolio NOI see page 51.
(3)	Includes approximately 2,100,000 square feet of retail space.
(4)	The calculation for percentage of Portfolio Net Operating Income excludes termination income.
(5)	Includes 1,809,027 square feet at 767 Fifth Avenue (The GM Building) and 294,470 square feet at 540 Madison Avenue, each of which is 60% owned by the Company.
(6)	Includes 588,917 square feet at Metropolitan Square which is 51% owned by the Company, 408,524 square feet at Market Square North which is 50% owned by the Company, 539,229 square feet at 901 New York Avenue which is 25% owned by the Company, 231,411 square feet at 500 North Capitol which is 30% owned by the Company, 321,943 square feet at 505 9th Street, N.W. which is 50% owned by the Company, 117,599 square feet at Annapolis Junction which is 50% owned by the Company, 119,339 square feet at Annapolis Junction Building Six which is 50% owned by the Company and 758,633 square feet at Fountain Square which is 50% owned by the Company.
(7)	Includes 4,260 square feet of retail space which is 100% occupied.
(8)	Includes 49,528 square feet of retail space which is 100% occupied.
(9)	Includes 9,617 square feet of retail space which is 100% occupied.

Boston Properties, Inc.

Second Quarter 2013

In-Service Property Listing

as of June 30, 2013

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Boston
Office
John Hancock Tower	CBD Boston MA	1	1,722,629	97.4%	$53.52	Y	CBD
100 Federal Street	CBD Boston MA	1	1,265,399	96.2%	47.63	N	CBD
800 Boylston Street—The Prudential Center	CBD Boston MA	1	1,228,651	97.5%	51.13	N	CBD
111 Huntington Avenue—The Prudential Center	CBD Boston MA	1	858,326	95.4%	59.79	N	CBD
Atlantic Wharf Office	CBD Boston MA	1	793,827	95.3%	61.87	N	CBD
101 Huntington Avenue—The Prudential Center	CBD Boston MA	1	505,389	100.0%	41.86	N	CBD
The Shops at the Prudential Center	CBD Boston MA	1	501,354	100.0%	77.21	N	CBD
Shaws Supermarket at the Prudential Center	CBD Boston MA	1	57,235	100.0%	49.62	N	CBD
One Cambridge Center	East Cambridge MA	1	215,629	100.0%	49.14	N	CBD
Three Cambridge Center	East Cambridge MA	1	109,358	100.0%	43.05	N	CBD
Four Cambridge Center	East Cambridge MA	1	200,567	100.0%	46.53	N	CBD
Five Cambridge Center	East Cambridge MA	1	245,674	97.9%	51.48	N	CBD
Eight Cambridge Center	East Cambridge MA	1	177,226	100.0%	41.59	N	CBD
Ten Cambridge Center	East Cambridge MA	1	152,664	100.0%	44.55	N	CBD
Eleven Cambridge Center	East Cambridge MA	1	79,616	100.0%	54.39	N	CBD
(2) Seventeen Cambridge Center	East Cambridge MA	1	195,191	100.0%	52.50	N	CBD
University Place	Mid-Cambridge MA	1	195,282	100.0%	41.03	Y	CBD
Bay Colony Corporate Center	Route 128 Mass Turnpike MA	4	987,200	64.8%	33.39	N	S
Reservoir Place	Route 128 Mass Turnpike MA	1	527,860	80.9%	33.52	N	S
Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	100.0%	30.70	N	S
140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,987	95.6%	36.72	N	S
230 CityPoint	Route 128 Mass Turnpike MA	1	300,993	66.1%	30.83	N	S
77 CityPoint	Route 128 Mass Turnpike MA	1	209,707	100.0%	41.97	N	S
195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	38.62	N	S
200 West Street	Route 128 Mass Turnpike MA	1	256,245	78.4%	32.11	N	S
Weston Corporate Center	Route 128 Mass Turnpike MA	1	356,995	100.0%	48.18	N	S
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	306,687	97.2%	32.36	N	S
10 & 20 Burlington Mall Road	Route 128 Northwest MA	2	152,229	82.6%	24.68	N	S
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	24.60	N	S
91 Hartwell Avenue	Route 128 Northwest MA	1	120,458	54.3%	25.63	N	S
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	36.89	N	S
100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	37.16	N	S
33 Hayden Avenue	Route 128 Northwest MA	1	80,128	35.9%	35.85	N	S
Lexington Office Park	Route 128 Northwest MA	2	166,759	88.9%	27.07	N	S
191 Spring Street	Route 128 Northwest MA	1	158,900	100.0%	31.67	N	S
181 Spring Street	Route 128 Northwest MA	1	55,793	100.0%	30.17	N	S
201 Spring Street	Route 128 Northwest MA	1	106,300	100.0%	34.11	N	S
40 Shattuck Road	Route 128 Northwest MA	1	121,216	87.7%	19.45	N	S
Quorum Office Park	Route 128 Northwest MA	2	267,527	82.5%	16.95	N	S

		47	13,352,937	92.1%	$46.64

Office/Technical
Seven Cambridge Center	East Cambridge MA	1	231,028	100.0%	$87.25	N	CBD
Fourteen Cambridge Center	East Cambridge MA	1	67,362	100.0%	24.69	N	CBD
17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	0.0%	—	N	S
164 Lexington Road	Route 128 Northwest MA	1	64,140	0.0%	—	N	S

		4	392,530	76.0%	$73.13

	Total Boston:	51	13,745,467	91.7%	$47.27

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Not included in Same Property analysis.

Boston Properties, Inc.

Second Quarter 2013

In-Service Property Listing (continued)

as of June 30, 2013

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
New York
Office
599 Lexington Avenue	Park Avenue NY	1	1,045,128	98.3%	$86.94	Y	CBD
601 Lexington Avenue	Park Avenue NY	1	1,629,868	98.7%	88.25	Y	CBD
399 Park Avenue	Park Avenue NY	1	1,710,782	98.8%	85.32	N	CBD
Times Square Tower	Times Square NY	1	1,245,823	98.8%	70.25	N	CBD
(2) 767 Fifth Avenue (The GM Building) (60%ownership)	Plaza District NY	1	1,809,027	95.5%	132.04	Y	CBD
(2) 510 Madison Avenue	Fifth/Madison Avenue NY	1	355,598	59.6%	109.00	N	CBD
540 Madison Avenue (60% ownership)	Fifth/Madison Avenue NY	1	294,470	70.7%	104.52	Y	CBD

	Total New York:	7	8,090,696	95.2%	$95.38

Princeton
Office
101 Carnegie Center	Princeton NJ	1	125,269	67.9%	$29.53	N	S
104 Carnegie Center	Princeton NJ	1	102,886	90.2%	33.10	N	S
105 Carnegie Center	Princeton NJ	1	69,955	62.7%	30.83	N	S
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	30.91	N	S
202 Carnegie Center	Princeton NJ	1	130,582	100.0%	35.98	N	S
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	26.90	N	S
210 Carnegie Center	Princeton NJ	1	162,372	94.4%	34.84	N	S
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	32.83	N	S
212 Carnegie Center	Princeton NJ	1	150,395	62.8%	35.23	N	S
214 Carnegie Center	Princeton NJ	1	150,774	65.1%	31.79	N	S
302 Carnegie Center	Princeton NJ	1	64,926	50.5%	34.82	N	S
502 Carnegie Center	Princeton NJ	1	122,460	83.3%	35.31	N	S
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	33.08	N	S
506 Carnegie Center	Princeton NJ	1	149,110	100.0%	24.12	N	S
508 Carnegie Center	Princeton NJ	1	133,175	82.3%	31.28	N	S
510 Carnegie Center	Princeton NJ	1	234,160	100.0%	30.57	N	S
701 Carnegie Center	Princeton NJ	1	120,000	100.0%	36.78	N	S

		16	2,053,342	86.8%	$31.90

One Tower Center	East Brunswick NJ	1	414,648	33.3%	$29.17	N	S

		1	414,648	33.3%	$29.17

	Total Princeton:	17	2,467,990	77.8%	$31.70

San Francisco
Office
Embarcadero Center One	CBD San Francisco CA	1	833,543	95.1%	$47.29	N	CBD
Embarcadero Center Two	CBD San Francisco CA	1	779,768	97.9%	51.61	N	CBD
Embarcadero Center Three	CBD San Francisco CA	1	775,086	95.5%	44.68	N	CBD
Embarcadero Center Four	CBD San Francisco CA	1	935,038	90.5%	54.93	Y	CBD

		4	3,323,435	94.6%	$49.74

611 Gateway	South San Francisco CA	1	257,664	81.0%	$35.22	N	S
601 and 651 Gateway	South San Francisco CA	2	507,088	100.0%	34.85	N	S
(3) North First Business Park	San Jose CA	5	190,636	87.2%	15.04	N	S
3200 Zanker Road	San Jose CA	4	543,900	49.9%	15.18	N	S
2440 West El Camino Real	Mountain View CA	1	140,042	100.0%	48.99	N	S

		13	1,639,330	78.9%	$29.75

Office/Technical
(2) Mountain View Research Park	Mountain View CA	16	603,564	85.6%	32.87	N	S
(2) Mountain View Technology Park	Mountain View CA	7	135,279	100.0%	27.30	N	S
453 Ravendale Avenue	Mountain View CA	1	29,620	88.5%	$19.05	N	S

		24	768,463	88.3%	$31.23

	Total San Francisco:	41	5,731,228	89.2%	$42.20

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Not included in Same Property analysis.
(3)	Property held for redevelopment.

Boston Properties, Inc.

Second Quarter 2013

In-Service Property Listing (continued)

as of June 30, 2013

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Washington, DC
Office
Capital Gallery	Southwest Washington DC	1	631,033	92.5%	$54.34	N	CBD
500 E Street, S. W.	Southwest Washington DC	1	248,336	100.0%	44.87	N	CBD
Metropolitan Square (51% ownership)	East End Washington DC	1	588,917	97.8%	55.58	Y	CBD
1301 New York Avenue	East End Washington DC	1	201,281	100.0%	46.91	N	CBD
Market Square North (50% ownership)	East End Washington DC	1	408,524	86.0%	60.74	Y	CBD
505 9th Street, N.W. (50% ownership)	East End Washington DC	1	321,943	100.0%	69.24	Y	CBD
901 New York Avenue (25% ownership)	East End Washington DC	1	539,229	99.8%	63.16	Y	CBD
2200 Pennsylvania Avenue	CBD Washington DC	1	458,761	95.7%	73.94	N	CBD
1333 New Hampshire Avenue	CBD Washington DC	1	315,371	91.8%	52.32	N	CBD
1330 Connecticut Avenue	CBD Washington DC	1	252,136	100.0%	60.00	N	CBD
(2) 500 North Capitol (30% ownership)	CBD Washington DC	1	231,411	85.0%	60.29	Y	CBD
Sumner Square	CBD Washington DC	1	208,892	100.0%	47.44	N	CBD
Annapolis Junction (50% ownership)	Anne Arundel County MD	1	117,599	91.6%	144.39	Y	S
(2) Annapolis Junction Building Six (50% ownership)	Anne Arundel County MD	1	119,339	48.9%	26.95	Y	S
One Preserve Parkway	Montgomery County MD	1	183,614	95.2%	37.13	N	S
2600 Tower Oaks Boulevard	Montgomery County MD	1	179,369	66.9%	36.34	N	S
Wisconsin Place Office	Montgomery County MD	1	299,186	100.0%	50.66	N	S
(2) Fountain Square (50% ownership)	Fairfax County VA	2	521,628	97.8%	42.56	Y	S
(2) Fountain Square Retail (50% ownership)	Fairfax County VA	1	237,005	98.9%	50.91	Y	S
Democracy Tower	Fairfax County VA	1	259,441	100.0%	53.34	N	S
Kingstowne One	Fairfax County VA	1	151,483	83.5%	39.31	N	S
Kingstowne Two	Fairfax County VA	1	156,251	71.8%	41.14	Y	S
Kingstowne Retail	Fairfax County VA	1	88,288	100.0%	33.42	Y	S
One Freedom Square	Fairfax County VA	1	436,045	89.9%	42.94	N	S
Two Freedom Square	Fairfax County VA	1	421,142	87.0%	44.67	N	S
One Reston Overlook	Fairfax County VA	1	319,519	100.0%	34.07	N	S
Two Reston Overlook	Fairfax County VA	1	134,615	100.0%	33.94	N	S
One and Two Discovery Square	Fairfax County VA	2	366,990	93.8%	40.16	N	S
New Dominion Technology Park—Building One	Fairfax County VA	1	235,201	100.0%	33.50	Y	S
New Dominion Technology Park—Building Two	Fairfax County VA	1	257,400	100.0%	39.18	Y	S
Reston Corporate Center	Fairfax County VA	2	261,046	100.0%	37.48	N	S
South of Market	Fairfax County VA	3	623,665	100.0%	49.05	N	S
(2) One and Two Patriots Park	Fairfax County VA	2	523,482	100.0%	33.50	N	S
Three Patriots Park	Fairfax County VA	1	182,423	100.0%	35.55	N	S

		40	10,480,565	94.8%	$49.69

Office/Technical
(3) 6601 Springfield Center Drive	Fairfax County VA	1	26,388	37.2%	$12.15	N	S
7435 Boston Boulevard	Fairfax County VA	1	103,557	100.0%	21.78	N	S
7451 Boston Boulevard	Fairfax County VA	1	47,001	100.0%	24.07	N	S
7450 Boston Boulevard	Fairfax County VA	1	62,402	100.0%	20.65	N	S
7374 Boston Boulevard	Fairfax County VA	1	57,321	100.0%	17.51	N	S
8000 Grainger Court	Fairfax County VA	1	88,775	100.0%	21.01	N	S
7500 Boston Boulevard	Fairfax County VA	1	79,971	100.0%	16.02	N	S
7501 Boston Boulevard	Fairfax County VA	1	75,756	100.0%	25.49	N	S
7601 Boston Boulevard	Fairfax County VA	1	103,750	100.0%	14.45	N	S
7375 Boston Boulevard	Fairfax County VA	1	26,865	100.0%	23.27	N	S
8000 Corporate Court	Fairfax County VA	1	52,539	100.0%	21.26	N	S
7300 Boston Boulevard	Fairfax County VA	1	32,000	100.0%	29.90	N	S

		12	756,325	97.8%	$20.37

	Total Washington, DC:	52	11,236,890	95.0%	$47.66

	Total In-Service Properties:	168	41,272,271	92.1%	$55.66

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Not included in Same Property analysis.
(3)	Property held for redevelopment.

Boston Properties, Inc.

Second Quarter 2013

TOP 20 TENANTS LISTING AND PORTFOLIO TENANT DIVERSIFICATION

TOP 20 TENANTS BY SQUARE FEET LEASED

	Tenant	Sq. Ft.		% of Portfolio
1	US Government	2,624,705	(1)	6.36%
2	Citibank	1,018,432	(2)	2.47%
3	Bank of America	875,718	(3)	2.12%
4	Biogen	772,212		1.87%
5	Wellington Management	707,568		1.71%
6	Kirkland & Ellis	639,683	(4)	1.55%
7	Genentech	568,097		1.38%
8	Ropes & Gray	528,931		1.28%
9	O’Melveny & Myers	504,902		1.22%
10	Weil Gotshal Manges	490,065	(5)	1.19%
11	Shearman & Sterling	472,808		1.15%
12	Manufacturers Investment (Manulife)	440,974		1.07%
13	State Street Bank and Trust	408,552		0.99%
14	Finnegan Henderson Farabow	362,405	(6)	0.88%
15	Microsoft	359,859		0.87%
16	Ann Inc. (fka Ann Taylor Corp.)	351,026		0.85%
17	Parametric Technolgy	320,655		0.78%
18	Lockheed Martin	316,918		0.77%
19	Mass Financial Services	301,668		0.73%
20	Bingham McCutchen	301,385		0.73%

	Total % of Portfolio Square Feet			29.96%
	Total % of Portfolio Revenue			32.47%

Notable Signed Deals (7)

Tenant	Property	Sq. Ft.
Arnold & Porter	601 Massachusetts Avenue	376,000
Blue Cross and Blue Shield of Massachusetts	101 Huntington Avenue	331,000
Kaye Scholer	250 West 55th Street	246,000
Macys.com (Macy’s, Inc.)	680 Folsom Street	243,000
Morrison & Foerster	250 West 55th Street	205,000
Riverbed Technology	680 Folsom Street	202,000

(1)	Includes 92,620 & 104,154 square feet of space in properties in which Boston Properties has a 51% & 50% interest, respectively.
(2)	Includes 10,080 & 2,761 square feet of space in properties in which Boston Properties has a 60% and 51% interest, respectively.
(3)	Includes 50,887 square feet of space in a property in which Boston Properties has a 60% interest.
(4)	Includes 248,021 square feet of space in a property in which Boston Properties has a 51% interest.
(5)	Includes 449,871 square feet of space in a property in which Boston Properties has a 60% interest.
(6)	Includes 292,548 square feet of space in a property in which Boston Properties has a 25% interest.
(7)	Represents leases signed with occupancy commencing in the future.

TENANT DIVERSIFICATION (GROSS RENT) *

*	The classification of the Company’s tenants is based on the U.S. Government’s North American Industry Classification System (NAICS), which has replaced the Standard Industrial Classification (SIC) system.

Boston Properties, Inc.

Second Quarter 2013

IN-SERVICE OFFICE PROPERTIES

Lease Expirations (1) (2) (3)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups—p.s.f.	Percentage of Total Square Feet
2013	764,378	$29,303,688	$38.34	$29,458,916	$38.54	2.05%
2014	2,361,205	113,702,636	48.15	114,933,922	48.68	6.33%
2015	2,634,493	134,143,178	50.92	136,576,620	51.84	7.06%
2016	2,702,830	120,397,157	44.54	123,761,488	45.79	7.24%
2017	3,813,753	245,867,436	64.47	253,180,263	66.39	10.22%
2018	1,421,264	87,629,991	61.66	92,173,830	64.85	3.81%
2019	3,756,517	206,794,504	55.05	220,865,257	58.80	10.06%
2020	3,255,794	200,831,561	61.68	217,688,737	66.86	8.72%
2021	2,144,709	114,337,428	53.31	130,625,793	60.91	5.75%
2022	3,808,517	205,468,000	53.95	233,153,926	61.22	10.20%
Thereafter	7,381,858	428,575,263	58.06	502,331,791	68.05	19.78%

Occupancy By Location (4)

	CBD		Suburban		Total
Location	30-Jun-13	30-Jun-12	30-Jun-13	30-Jun-12	30-Jun-13	30-Jun-12
Boston	97.6%	95.7%	82.6%	82.3%	92.1%	90.8%
New York	95.2%	95.6%	n/a	n/a	95.2%	95.6%
Princeton	n/a	n/a	77.8%	75.8%	77.8%	75.8%
San Francisco	94.6%	95.7%	78.9%	76.8%	89.4%	89.7%
Washington, DC	95.5%	96.2%	94.3%	91.7%	94.8%	93.8%

Total Portfolio	96.0%	95.8%	86.2%	83.8%	92.2%	91.5%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes approximately 2,100,000 square feet of retail space.

Boston Properties, Inc.

Second Quarter 2013

IN-SERVICE OFFICE/TECHNICAL PROPERTIES

Lease Expirations (1) (2) (3)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups—p.s.f.	Percentage of Total Square Feet
2013	143,974	$3,292,051	$22.87	$3,333,653	$23.15	7.51%
2014	518,175	13,716,420	26.47	13,925,412	26.87	27.03%
2015	275,260	6,788,599	24.66	6,885,798	25.02	14.36%
2016	362,529	23,258,629	64.16	23,656,833	65.26	18.91%
2017	180,830	5,975,372	33.04	6,436,751	35.60	9.43%
2018	—	—	—	—	—	0.00%
2019	84,528	2,211,899	26.17	2,287,603	27.06	4.41%
2020	79,971	1,281,270	16.02	1,281,270	16.02	4.17%
2021	57,321	1,003,977	17.51	1,003,977	17.51	2.99%
2022	—	—	—	—	—	0.00%
Thereafter	—	—	—	—	—	0.00%

Occupancy By Location

	CBD		Suburban		Total
Location	30-Jun-13	30-Jun-12	30-Jun-13	30-Jun-12	30-Jun-13	30-Jun-12
Boston	100.0%	100.0%	0.0%	31.9%	76.0%	83.7%
New York	n/a	n/a	n/a	n/a	n/a	n/a
Princeton	n/a	n/a	n/a	n/a	n/a	n/a
San Francisco	n/a	n/a	88.3%	100.0%	88.3%	100.0%
Washington, DC	n/a	n/a	97.8%	100.0%	97.8%	100.0%

Total Portfolio	100.0%	100.0%	87.6%	92.7%	89.5%	94.6%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

Second Quarter 2013

IN-SERVICE RETAIL PROPERTIES

Lease Expirations (1) (2) (3)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups-p.s.f.	Percentage of Total Square Feet
2013	46,422	$3,859,166	$83.13	$3,923,378	$84.52	2.28%
2014	99,762	9,518,431	95.41	10,260,507	102.85	4.91%
2015	127,028	12,766,337	100.50	12,876,989	101.37	6.25%
2016	222,734	21,199,474	95.18	21,865,406	98.17	10.96%
2017	197,138	25,017,709	126.90	25,297,224	128.32	9.70%
2018	234,849	11,632,784	49.53	12,220,321	52.03	11.56%
2019	54,632	4,171,329	76.35	4,680,470	85.67	2.69%
2020	133,762	6,049,415	45.23	8,505,428	63.59	6.58%
2021	121,877	7,577,533	62.17	8,648,238	70.96	6.00%
2022	236,803	17,728,915	74.87	22,426,821	94.71	11.65%
Thereafter	557,266	31,564,989	56.64	40,055,116	71.88	27.42%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

Second Quarter 2013

GRAND TOTAL OF ALL

IN-SERVICE PROPERTIES

Lease Expirations (1) (2) (3)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups-p.s.f.	Percentage of Total Square Feet
2013	954,774	$36,454,904	$38.18	$36,715,947	$38.46	2.31%
2014	2,979,142	136,937,486	45.97	139,119,842	46.70	7.22%
2015	3,036,781	153,698,113	50.61	156,339,407	51.48	7.36%
2016	3,288,093	164,855,260	50.14	169,283,727	51.48	7.97%
2017	4,191,721	276,860,516	66.05	284,914,238	67.97	10.16%
2018	1,656,113	99,262,775	59.94	104,394,151	63.04	4.01%
2019	3,895,677	213,177,731	54.72	227,833,330	58.48	9.44%
2020	3,469,527	208,162,246	60.00	227,475,435	65.56	8.41%
2021	2,323,907	122,918,938	52.89	140,278,008	60.36	5.63%
2022	4,045,320	223,196,915	55.17	255,580,747	63.18	9.80%
Thereafter	7,939,124	460,140,252	57.96	542,386,907	68.32	19.24%

Occupancy By Location (4)

	CBD		Suburban		Total
Location	30-Jun-13	30-Jun-12	30-Jun-13	30-Jun-12	30-Jun-13	30-Jun-12
Boston	97.7%	95.9%	81.0%	81.3%	91.7%	90.6%
New York	95.2%	95.6%	n/a	n/a	95.2%	95.6%
Princeton	n/a	n/a	77.8%	75.8%	77.8%	75.8%
San Francisco	94.6%	95.7%	81.9%	77.2%	89.2%	89.7%
Washington, DC	95.5%	96.2%	94.7%	92.8%	95.0%	94.3%

Total Portfolio	96.1%	95.8%	86.3%	84.4%	92.1%	91.6%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes approximately 2,100,000 square feet of retail space.

Boston Properties, Inc.

Second Quarter 2013

IN-SERVICE BOSTON REGION PROPERTIES

Lease Expirations—Boston Region (1) (2) (3)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2013	206,050	$8,258,162	$40.08	$8,258,162	$40.08	—	$—	$—	$—	$—
2014	1,061,776	42,680,742	40.20	42,758,206	40.27	67,362	1,663,455	24.69	1,663,455	24.69
2015	1,106,206	46,718,448	42.23	47,770,847	43.18	—	—	—	—	—
2016	913,628	35,658,977	39.03	36,585,033	40.04	225,532	19,758,912	87.61	19,758,912	87.61
2017	772,382	31,775,674	41.14	32,660,562	42.29	—	—	—	—	—
2018	393,655	16,043,509	40.76	17,010,190	43.21	—	—	—	—	—
2019	1,047,159	47,075,140	44.96	50,136,322	47.88	—	—	—	—	—
2020	263,780	12,185,585	46.20	12,675,356	48.05	—	—	—	—	—
2021	676,921	24,424,333	36.08	25,909,350	38.28	—	—	—	—	—
2022	1,651,373	77,186,431	46.74	86,952,931	52.65	—	—	—	—	—
Thereafter	3,244,216	174,264,552	53.72	207,732,195	64.03	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2013	16,703	$2,817,724	$168.70	$2,862,124	$171.35	222,753	$11,075,886	$49.72	$11,120,286	$49.92
2014	28,225	4,613,447	163.45	4,576,287	162.14	1,157,363	48,957,644	42.30	48,997,948	42.34
2015	31,699	4,965,923	156.66	4,994,819	157.57	1,137,905	51,684,371	45.42	52,765,666	46.37
2016	18,555	2,622,086	141.31	2,658,478	143.28	1,157,715	58,039,975	50.13	59,002,423	50.96	(4)
2017	47,142	3,007,560	63.80	3,040,406	64.49	819,524	34,783,234	42.44	35,700,968	43.56
2018	143,602	6,257,600	43.58	6,423,345	44.73	537,257	22,301,110	41.51	23,433,535	43.62
2019	16,026	2,242,091	139.90	2,411,202	150.46	1,063,185	49,317,231	46.39	52,547,525	49.42
2020	92,818	3,842,554	41.40	6,059,915	65.29	356,598	16,028,139	44.95	18,735,271	52.54
2021	37,719	2,362,163	62.63	2,597,952	68.88	714,640	26,786,496	37.48	28,507,302	39.89
2022	126,196	5,636,601	44.67	8,471,548	67.13	1,777,569	82,823,032	46.59	95,424,479	53.68
Thereafter	249,718	12,742,400	51.03	14,188,486	56.82	3,493,934	187,006,952	53.52	221,920,681	63.52

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 225,532 square feet of research/laboratory space. Excluding the research/laboratory space, current and future expiring rents would be $40.84 per square foot and $41.91 per square foot, respectively, in 2016.

Boston Properties, Inc.

Second Quarter 2013

IN-SERVICE BOSTON REGION PROPERTIES

Quarterly Lease Expirations—Boston Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2013	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2013	3,288	84,708	25.76	84,708	25.76	(4)	—	—	—	—	—
Q3 2013	78,319	3,069,516	39.19	3,069,516	39.19		—	—	—	—	—
Q4 2013	124,443	5,103,938	41.01	5,103,938	41.01		—	—	—	—	—

Total 2013	206,050	$8,258,162	$40.08	$8,258,162	$40.08		—	$—	$—	$—	$—

Q1 2014	200,630	$8,510,601	$42.42	$8,514,279	$42.44		—	$—	$—	$—	$—
Q2 2014	196,884	7,808,866	39.66	7,774,616	39.49		—	—	—	—	—
Q3 2014	133,013	4,427,044	33.28	4,456,082	33.50		—	—	—	—	—
Q4 2014	531,249	21,934,232	41.29	22,013,228	41.44		67,362	1,663,455	24.69	1,663,455	24.69

Total 2014	1,061,776	$42,680,742	$40.20	$42,758,206	$40.27		67,362	$1,663,455	$24.69	$1,663,455	$24.69

	Retail						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2013	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2013	—	—	—	—	—		3,288	84,708	25.76	84,708	25.76	(4)
Q3 2013	2,112	446,944	211.62	446,944	211.62		80,431	3,516,460	43.72	3,516,460	43.72
Q4 2013	14,591	2,370,780	162.48	2,415,180	165.53		139,034	7,474,718	53.76	7,519,118	54.08

Total 2013	16,703	$2,817,724	$168.70	$2,862,124	$171.35		222,753	$11,075,886	$49.72	$11,120,286	$49.92

Q1 2014	11,563	$2,567,767	$222.07	$2,538,967	$219.58		212,193	$11,078,368	$52.21	$11,053,246	$52.09
Q2 2014	7	427,028	61,003.99	410,228	58,603.99		196,891	8,235,894	41.83	8,184,844	41.57
Q3 2014	176	198,960	1,130.45	198,960	1,130.45		133,189	4,626,004	34.73	4,655,042	34.95
Q4 2014	16,479	1,419,692	86.15	1,428,132	86.66		615,090	25,017,378	40.67	25,104,815	40.81

Total 2014	28,225	$4,613,447	$163.45	$4,576,287	$162.14		1,157,363	$48,957,644	$42.30	$48,997,948	$42.34

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Represents leases that were occupied as of and expired on June 30, 2013.

Boston Properties, Inc.

Second Quarter 2013

IN-SERVICE NEW YORK REGION PROPERTIES

Lease Expirations—New York Region (1) (2) (3)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2013	14,333	$1,281,479	$89.41	$1,281,479	$89.41	—	$—	$—	$—	$—
2014	145,227	17,619,841	121.33	17,839,456	122.84	—	—	—	—	—
2015	235,519	24,989,484	106.10	24,664,956	104.73	—	—	—	—	—
2016	215,846	20,203,468	93.60	20,428,349	94.64	—	—	—	—	—
2017	1,403,014	135,259,914	96.41	138,195,420	98.50	—	—	—	—	—
2018	329,993	38,734,631	117.38	38,504,773	116.68	—	—	—	—	—
2019	1,016,720	87,454,712	86.02	92,472,206	90.95	—	—	—	—	—
2020	1,350,830	107,851,626	79.84	114,082,079	84.45	—	—	—	—	—
2021	206,627	27,164,932	131.47	30,386,787	147.06	—	—	—	—	—
2022	843,505	69,259,921	82.11	75,240,051	89.20	—	—	—	—	—
Thereafter	1,595,098	137,477,771	86.19	156,766,942	98.28	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2013	308	$24,000	$77.92	$24,000	$77.92	14,641	$1,305,479	$89.17	$1,305,479	$89.17
2014	12,022	1,546,147	128.61	1,583,822	131.74	157,249	19,165,988	121.88	19,423,278	123.52
2015	3,000	2,357,166	785.72	2,357,166	785.72	238,519	27,346,650	114.65	27,022,122	113.29
2016	97,474	12,785,659	131.17	13,285,673	136.30	313,320	32,989,128	105.29	33,714,021	107.60
2017	78,027	17,918,666	229.65	17,958,292	230.15	1,481,041	153,178,580	103.43	156,153,712	105.44
2018	—	—	—	—	—	329,993	38,734,631	117.38	38,504,773	116.68
2019	877	69,407	79.14	77,761	88.67	1,017,597	87,524,119	86.01	92,549,967	90.95
2020	4,928	493,880	100.22	572,369	116.15	1,355,758	108,345,506	79.92	114,654,447	84.57
2021	2,056	251,399	122.28	311,772	151.64	208,683	27,416,332	131.38	30,698,559	147.11
2022	59,437	9,565,871	160.94	11,048,210	185.88	902,942	78,825,792	87.30	86,288,261	95.56
Thereafter	57,258	9,612,403	167.88	14,428,914	252.00	1,652,356	147,090,174	89.02	171,195,856	103.61

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

Second Quarter 2013

IN-SERVICE NEW YORK REGION PROPERTIES

Quarterly Lease Expirations—New York Region (1) (2) (3)

	OFFICE					OFFICE/TECHNICAL
				Annualized					Annualized
	Rentable Square	Current Annualized	Per	Revenues Under	Per	Rentable Square	Current Annualized	Per	Revenues Under	Per
Lease Expiration by Quarter	Footage Subject to Expiring Leases	Revenues Under Expiring Leases	Square Foot	Expiring Leases with future step-ups	Square Foot	Footage Subject to Expiring Leases	Revenues Under Expiring Leases	Square Foot	Expiring Leases with future step-ups	Square Foot
Q1 2013	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2013	—	—	—	—	—	—	—	—	—	—
Q3 2013	8,808	849,941	96.50	849,941	96.50	—	—	—	—	—
Q4 2013	5,525	431,538	78.11	431,538	78.11	—	—	—	—	—

Total 2013	14,333	$1,281,479	$89.41	$1,281,479	$89.41	—	$—	$—	$—	$—

Q1 2014	45,317	$5,564,707	$122.80	$5,564,707	$122.80	—	$—	$—	$—	$—
Q2 2014	61,135	9,010,897	147.39	9,013,689	147.44	—	—	—	—	—
Q3 2014	—	—	—	—	—	—	—	—	—	—
Q4 2014	38,775	3,044,237	78.51	3,261,060	84.10	—	—	—	—	—

Total 2014	145,227	$17,619,841	$121.33	$17,839,456	$122.84	—	$—	$—	$—	$—

	Retail					Total Property Types
				Annualized					Annualized
	Rentable Square	Current Annualized	Per	Revenues Under	Per	Rentable Square	Current Annualized	Per	Revenues Under	Per
Lease Expiration by Quarter	Footage Subject to Expiring Leases	Revenues Under Expiring Leases	Square Foot	Expiring Leases with future step-ups	Square Foot	Footage Subject to Expiring Leases	Revenues Under Expiring Leases	Square Foot	Expiring Leases with future step-ups	Square Foot
Q1 2013	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2013	—	—	—	—	—	—	—	—	—	—
Q3 2013	—	—	—	—	—	8,808	849,941	96.50	849,941	96.50
Q4 2013	308	24,000	77.92	24,000	77.92	5,833	455,538	78.10	455,538	78.10

Total 2013	308	$24,000	$77.92	$24,000	$77.92	14,641	$1,305,479	$89.17	$1,305,479	$89.17

Q1 2014	4,845	$639,341	$131.96	$639,341	$131.96	50,162	$6,204,048	$123.68	$6,204,048	$123.68
Q2 2014	—	—	—	—	—	61,135	9,010,897	147.39	9,013,689	147.44
Q3 2014	—	—	—	—	—	—	—	—	—	—
Q4 2014	7,177	906,806	126.35	944,481	131.60	45,952	3,951,043	85.98	4,205,541	91.52

Total 2014	12,022	$1,546,147	$128.61	$1,583,822	$131.74	157,249	$19,165,988	$121.88	$19,423,278	$123.52

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

Second Quarter 2013

IN-SERVICE PRINCETON REGION PROPERTIES

Lease Expirations—Princeton Region (1) (2) (3)

	OFFICE					OFFICE/TECHNICAL
				Annualized					Annualized
	Rentable Square	Current Annualized	Per	Revenues Under	Per	Rentable Square	Current Annualized	Per	Revenues Under	Per
Year of Lease Expiration	Footage Subject to Expiring Leases	Revenues Under Expiring Leases	Square Foot	Expiring Leases with future step-ups	Square Foot	Footage Subject to Expiring Leases	Revenues Under Expiring Leases	Square Foot	Expiring Leases with future step-ups	Square Foot
2013	98,994	$1,950,590	$19.70	$1,950,590	$19.70	—	$—	$—	$—	$—
2014	193,829	6,881,408	35.50	6,891,359	35.55	—	—	—	—	—
2015	245,096	8,141,238	33.22	8,252,749	33.67	—	—	—	—	—
2016	94,202	3,258,478	34.59	3,312,407	35.16	—	—	—	—	—
2017	197,387	6,827,486	34.59	7,089,174	35.92	—	—	—	—	—
2018	127,003	3,920,788	30.87	4,133,653	32.55	—	—	—	—	—
2019	438,897	13,770,563	31.38	14,448,802	32.92	—	—	—	—	—
2020	—	—	—	—	—	—	—	—	—	—
2021	58,125	1,802,103	31.00	1,989,868	34.23	—	—	—	—	—
2022	29,737	917,214	30.84	976,687	32.84	—	—	—	—	—
Thereafter	412,449	13,238,261	32.10	14,563,334	35.31	—	—	—	—	—

	Retail					Total Property Types
				Annualized					Annualized
	Rentable Square	Current Annualized	Per	Revenues Under	Per	Rentable Square	Current Annualized	Per	Revenues Under	Per
Year of Lease	Footage Subject to	Revenues Under	Square	Expiring Leases	Square	Footage Subject to	Revenues Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2013	—	$—	$—	$—	$—	98,994	$1,950,590	$19.70	$1,950,590	$19.70
2014	—	—	—	—	—	193,829	6,881,408	35.50	6,891,359	35.55
2015	—	—	—	—	—	245,096	8,141,238	33.22	8,252,749	33.67
2016	—	—	—	—	—	94,202	3,258,478	34.59	3,312,407	35.16
2017	—	—	—	—	—	197,387	6,827,486	34.59	7,089,174	35.92
2018	—	—	—	—	—	127,003	3,920,788	30.87	4,133,653	32.55
2019	—	—	—	—	—	438,897	13,770,563	31.38	14,448,802	32.92
2020	—	—	—	—	—	—	—	—	—	—
2021	—	—	—	—	—	58,125	1,802,103	31.00	1,989,868	34.23
2022	—	—	—	—	—	29,737	917,214	30.84	976,687	32.84
Thereafter	—	—	—	—	—	412,449	13,238,261	32.10	14,563,334	35.31

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

Second Quarter 2013

IN-SERVICE PRINCETON REGION PROPERTIES

Quarterly Lease Expirations—Princeton Region (1) (2) (3)

	OFFICE					OFFICE/TECHNICAL
				Annualized					Annualized
	Rentable Square	Current Annualized	Per	Revenues Under	Per	Rentable Square	Current Annualized	Per	Revenues Under	Per
Lease Expiration by Quarter	Footage Subject to Expiring Leases	Revenues Under Expiring Leases	Square Foot	Expiring Leases with future step-ups	Square Foot	Footage Subject to Expiring Leases	Revenues Under Expiring Leases	Square Foot	Expiring Leases with future step-ups	Square Foot
Q1 2013	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2013	—	—	—	—	—	—	—	—	—	—
Q3 2013	6,050	195,205	32.27	195,205	32.27	—	—	—	—	—
Q4 2013	92,944	1,755,384	18.89	1,755,384	18.89	—	—	—	—	—

Total 2013	98,994	$1,950,590	$19.70	$1,950,590	$19.70	—	$—	$—	$—	$—

Q1 2014	39,954	$1,424,958	$35.66	$1,424,958	$35.66	—	$—	$—	$—	$—
Q2 2014	69,712	2,376,957	34.10	2,376,957	34.10	—	—	—	—	—
Q3 2014	52,685	1,980,126	37.58	1,988,480	37.74	—	—	—	—	—
Q4 2014	31,478	1,099,367	34.92	1,100,964	34.98	—	—	—	—	—

Total 2014	193,829	$6,881,408	$35.50	$6,891,359	$35.55	—	$—	$—	$—	$—

	Retail					Total Property Types
				Annualized					Annualized
	Rentable Square	Current Annualized	Per	Revenues Under	Per	Rentable Square	Current Annualized	Per	Revenues Under	Per
Lease Expiration by Quarter	Footage Subject to Expiring Leases	Revenues Under Expiring Leases	Square Foot	Expiring Leases with future step-ups	Square Foot	Footage Subject to Expiring Leases	Revenues Under Expiring Leases	Square Foot	Expiring Leases with future step-ups	Square Foot
Q1 2013	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2013	—	—	—	—	—	—	—	—	—	—
Q3 2013	—	—	—	—	—	6,050	195,205	32.27	195,205	32.27
Q4 2013	—	—	—	—	—	92,944	1,755,384	18.89	1,755,384	18.89

Total 2013	—	$—	$—	$—	$—	98,994	$1,950,590	$19.70	$1,950,590	$19.70

Q1 2014	—	$—	$—	$—	$—	39,954	$1,424,958	$35.66	$1,424,958	$35.66
Q2 2014	—	—	—	—	—	69,712	2,376,957	34.10	2,376,957	34.10
Q3 2014	—	—	—	—	—	52,685	1,980,126	37.58	1,988,480	37.74
Q4 2014	—	—	—	—	—	31,478	1,099,367	34.92	1,100,964	34.98

Total 2014	—	$—	$—	$—	$—	193,829	$6,881,408	$35.50	$6,891,359	$35.55

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

Second Quarter 2013

IN-SERVICE SAN FRANCISCO REGION PROPERTIES

Lease Expirations—San Francisco Region (1) (2) (3)

	OFFICE					OFFICE/TECHNICAL
				Annualized					Annualized
	Rentable Square	Current Annualized	Per	Revenues Under	Per	Rentable Square	Current Annualized	Per	Revenues Under	Per
Year of Lease Expiration	Footage Subject to Expiring Leases	Revenues Under Expiring Leases	Square Foot	Expiring Leases with future step-ups	Square Foot	Footage Subject to Expiring Leases	Revenues Under Expiring Leases	Square Foot	Expiring Leases with future step-ups	Square Foot
2013	255,297	$6,446,413	$25.25	$6,449,097	$25.26	43,076	$1,178,995	$27.37	$1,193,014	$27.70
2014	298,860	13,916,308	46.56	14,159,742	47.38	254,793	8,567,391	33.62	8,742,104	34.31
2015	304,868	13,483,973	44.23	13,797,413	45.26	56,986	1,708,323	29.98	1,778,472	31.21
2016	1,073,853	43,646,865	40.65	44,667,682	41.60	103,597	2,771,367	26.75	3,114,543	30.06
2017	469,308	18,633,061	39.70	19,808,452	42.21	167,422	5,705,156	34.08	6,146,366	36.71
2018	113,207	6,464,088	57.10	6,929,665	61.21	—	—	—	—	—
2019	275,225	11,751,008	42.70	12,890,908	46.84	52,528	1,254,951	23.89	1,507,295	28.70
2020	475,171	27,749,825	58.40	29,639,455	62.38	—	—	—	—	—
2021	176,517	8,067,505	45.70	9,408,730	53.30	—	—	—	—	—
2022	452,576	17,829,537	39.40	21,288,261	47.04	—	—	—	—	—
Thereafter	269,398	13,370,761	49.63	15,943,679	59.18	—	—	—	—	—

	Retail					Total Property Types
				Annualized					Annualized
	Rentable Square	Current Annualized	Per	Revenues Under	Per	Rentable Square	Current Annualized	Per	Revenues Under	Per
Year of Lease Expiration	Footage Subject to Expiring Leases	Revenues Under Expiring Leases	Square Foot	Expiring Leases with future step-ups	Square Foot	Footage Subject to Expiring Leases	Revenues Under Expiring Leases	Square Foot	Expiring Leases with future step-ups	Square Foot
2013	27,451	$832,659	$30.33	$852,471	$31.05	325,824	$8,458,067	$25.96	$8,494,582	$26.07
2014	14,581	851,875	58.42	853,455	58.53	568,234	23,335,575	41.07	23,755,301	41.81
2015	34,639	1,989,783	57.44	2,009,016	58.00	396,493	17,182,078	43.34	17,584,901	44.35
2016	38,123	1,913,785	50.20	1,943,955	50.99	1,215,573	48,332,017	39.76	49,726,181	40.91
2017	15,967	1,027,021	64.32	1,080,524	67.67	652,697	25,365,238	38.86	27,035,342	41.42
2018	25,224	1,382,318	54.80	1,441,271	57.14	138,431	7,846,407	56.68	8,370,935	60.47
2019	5,642	312,638	55.41	349,198	61.89	333,395	13,318,596	39.95	14,747,401	44.23
2020	13,451	477,528	35.50	514,197	38.23	488,622	28,227,353	57.77	30,153,652	61.71
2021	15,458	909,441	58.83	990,606	64.08	191,975	8,976,947	46.76	10,399,336	54.17
2022	27,445	1,025,380	37.36	1,115,821	40.66	480,021	18,854,917	39.28	22,404,082	46.67
Thereafter	27,788	1,479,036	53.23	1,588,124	57.15	297,186	14,849,797	49.97	17,531,803	58.99

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

Second Quarter 2013

IN-SERVICE SAN FRANCISCO REGION PROPERTIES

Quarterly Lease Expirations—San Francisco Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
				Annualized						Annualized
	Rentable Square	Current Annualized	Per	Revenues Under	Per		Rentable Square	Current Annualized	Per	Revenues Under	Per
Lease Expiration by Quarter	Footage Subject to Expiring Leases	Revenues Under Expiring Leases	Square Foot	Expiring Leases with future step-ups	Square Foot		Footage Subject to Expiring Leases	Revenues Under Expiring Leases	Square Foot	Expiring Leases with future step-ups	Square Foot
Q1 2013	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2013	4,099	131,788	32.15	131,788	32.15	(4)	—	—	—	—	—
Q3 2013	5,344	154,932	28.99	157,616	29.49		17,600	362,094	20.57	362,068	20.57
Q4 2013	245,854	6,159,693	25.05	6,159,693	25.05		25,476	816,901	32.07	830,945	32.62

Total 2013	255,297	$6,446,413	$25.25	$6,449,097	$25.26		43,076	$1,178,995	$27.37	$1,193,014	$27.70

Q1 2014	36,070	$1,343,498	$37.25	$1,388,335	$38.49		59,251	$2,115,450	$35.70	$2,115,450	$35.70
Q2 2014	104,983	4,722,371	44.98	4,745,903	45.21		—	—	—	—	—
Q3 2014	57,875	3,306,364	57.13	3,350,670	57.89		69,612	2,064,507	29.66	2,134,408	30.66
Q4 2014	99,932	4,544,075	45.47	4,674,834	46.78		125,930	4,387,434	34.84	4,492,246	35.67

Total 2014	298,860	$13,916,308	$46.56	$14,159,742	$47.38		254,793	$8,567,391	$33.62	$8,742,104	$34.31

	Retail						Total Property Types
				Annualized						Annualized
	Rentable Square	Current Annualized	Per	Revenues Under	Per		Rentable Square	Current Annualized	Per	Revenues Under	Per
Lease Expiration by Quarter	Footage Subject to Expiring Leases	Revenues Under Expiring Leases	Square Foot	Expiring Leases with future step-ups	Square Foot		Footage Subject to Expiring Leases	Revenues Under Expiring Leases	Square Foot	Expiring Leases with future step-ups	Square Foot
Q1 2013	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2013	1,992	94,114	47.25	95,926	48.16	(4)	6,091	225,902	37.09	227,714	37.39	(4)
Q3 2013	11,942	126,000	10.55	126,000	10.55		34,886	643,026	18.43	645,684	18.51
Q4 2013	13,517	612,545	45.32	630,545	46.65		284,847	7,589,139	26.64	7,621,183	26.76

Total 2013	27,451	$832,659	$30.33	$852,471	$31.05		325,824	$8,458,067	$25.96	$8,494,582	$26.07

Q1 2014	4,622	$255,183	$55.21	$255,183	$55.21		99,943	$3,714,130	$37.16	$3,758,967	$37.61
Q2 2014	5,067	317,121	62.59	317,121	62.59		110,050	5,039,492	45.79	5,063,023	46.01
Q3 2014	4,892	279,572	57.15	281,151	57.47		132,379	5,650,443	42.68	5,766,230	43.56
Q4 2014	—	—	—	—	—		225,862	8,931,509	39.54	9,167,080	40.59

Total 2014	14,581	$851,875	$58.42	$853,455	$58.53		568,234	$23,335,575	$41.07	$23,755,301	$41.81

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Represents leases that were occupied as of and expired on June 30, 2013.

Boston Properties, Inc.

Second Quarter 2013

IN-SERVICE WASHINGTON, DC REGION PROPERTIES

Lease Expirations—Washington, DC Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2013	189,704	$11,367,044	$59.92	$11,519,589	$60.72	(4)	100,898	$2,113,056	$20.94	$2,140,639	$21.22
2014	661,513	32,604,336	49.29	33,285,160	50.32	(4)	196,020	3,485,573	17.78	3,519,853	17.96
2015	742,804	40,810,034	54.94	42,090,655	56.66	(4)	218,274	5,080,276	23.27	5,107,325	23.40
2016	405,301	17,629,369	43.50	18,768,016	46.31		33,400	728,351	21.81	783,378	23.45
2017	971,662	53,371,300	54.93	55,426,655	57.04		13,408	270,215	20.15	290,384	21.66
2018	457,406	22,466,974	49.12	25,595,550	55.96		—	—	—	—	—
2019	978,516	46,743,081	47.77	50,917,019	52.03		32,000	956,948	29.90	780,308	24.38
2020	1,166,013	53,044,524	45.49	61,291,847	52.57		79,971	1,281,270	16.02	1,281,270	16.02
2021	1,026,519	52,878,554	51.51	62,931,057	61.31		57,321	1,003,977	17.51	1,003,977	17.51
2022	831,326	40,274,897	48.45	48,695,996	58.58		—	—	—	—	—
Thereafter	1,860,697	90,223,918	48.49	107,325,641	57.68		—	—	—	—	—

	Retail						Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2013	1,960	$184,783	$94.28	$184,783	$94.28		292,562	$13,664,883	$46.71	$13,845,011	$47.32
2014	44,934	2,506,962	55.79	3,246,943	72.26		902,467	38,596,872	42.77	40,051,957	44.38
2015	57,690	3,453,465	59.86	3,515,989	60.95		1,018,768	49,343,776	48.43	50,713,969	49.78
2016	68,582	3,877,943	56.54	3,977,300	57.99		507,283	22,235,663	43.83	23,528,694	46.38
2017	56,002	3,064,462	54.72	3,218,002	57.46		1,041,072	56,705,978	54.47	58,935,042	56.61
2018	66,023	3,992,865	60.48	4,355,706	65.97		523,429	26,459,839	50.55	29,951,255	57.22
2019	32,087	1,547,193	48.22	1,842,308	57.42		1,042,603	49,247,222	47.23	53,539,636	51.35
2020	22,565	1,235,454	54.75	1,358,947	60.22		1,268,549	55,561,248	43.80	63,932,064	50.40
2021	66,644	4,054,529	60.84	4,747,909	71.24		1,150,484	57,937,060	50.36	68,682,943	59.70
2022	23,725	1,501,064	63.27	1,791,241	75.50		855,051	41,775,961	48.86	50,487,237	59.05
Thereafter	222,502	7,731,151	34.75	9,849,592	44.27		2,083,199	97,955,069	47.02	117,175,233	56.25

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires
(4)	Includes 107,771 square feet of Sensitive Compartmented Information Facility (SCIF) space. Excluding the SCIF space from 2013, 2014 and 2015, the current and future expiring rental rate would be (i) $35.89 per square foot and $36.58 per square foot, respectively, for 2013, (ii) $39.09 per square foot and $43.74 per square foot, respectively, for 2014 and (iii) $43.71 per square foot and $45.11 per square foot, respectively, for 2015.

Boston Properties, Inc.

Second Quarter 2013

IN-SERVICE WASHINGTON, DC REGION PROPERTIES

Quarterly Lease Expirations—Washington, DC Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2013	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2013	3,749	166,593	44.44	166,593	44.44	(4)	40,880	842,530	20.61	842,530	20.61	(4)
Q3 2013	125,195	5,634,312	45.00	5,776,552	46.14		—	—	—	—	—
Q4 2013	60,760	5,566,139	91.61	5,576,444	91.78	(5)	60,018	1,270,526	21.17	1,298,109	21.63

Total 2013	189,704	$11,367,044	$59.92	$11,519,589	$60.72		100,898	$2,113,056	$20.94	$2,140,639	$21.22

Q1 2014	41,451	$2,044,950	$49.33	$2,097,775	$50.61		—	$—	$—	$—	$—
Q2 2014	47,961	5,226,628	108.98	5,260,443	109.68	(6)	55,375	1,136,889	20.53	1,148,839	20.75
Q3 2014	195,236	9,776,947	50.08	9,996,005	51.20		103,750	1,499,687	14.45	1,499,687	14.45
Q4 2014	376,865	15,555,811	41.28	15,930,937	42.27		36,895	848,997	23.01	871,328	23.62

Total 2014	661,513	$32,604,336	$49.29	$33,285,160	$50.32		196,020	$3,485,573	$17.78	$3,519,853	$17.96

	Retail						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2013	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2013	—	—	—	—	—		44,629	1,009,123	22.61	1,009,123	22.61	(4)
Q3 2013	—	—	—	—	—		125,195	5,634,312	45.00	5,776,552	46.14
Q4 2013	1,960	184,783	94.28	184,783	94.28		122,738	7,021,448	57.21	7,059,335	57.52

Total 2013	1,960	$184,783	$94.28	$184,783	$94.28		292,562	$13,664,883	$46.71	$13,845,011	$47.32

Q1 2014	15,995	$859,225	$53.72	$1,579,530	$98.75		57,446	$2,904,175	$50.55	$3,677,305	$64.01
Q2 2014	2,207	166,383	75.39	169,914	76.99		105,543	6,529,901	61.87	6,579,196	62.34
Q3 2014	5,260	313,904	59.68	327,085	62.18		304,246	11,590,538	38.10	11,822,777	38.86
Q4 2014	21,472	1,167,450	54.37	1,170,414	54.51		435,232	17,572,258	40.37	17,972,679	41.29

Total 2014	44,934	$2,506,962	$55.79	$3,246,943	$72.26		902,467	$38,596,872	$42.77	$40,051,957	$44.38

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Represents leases that were occupied as of and expired on June 30, 2013.
(5)	Includes 29,838 square feet of Sensitive Compartmented Information Facility (SCIF) space. Excluding the SCIF space from Q4 2013, the current and future expiring rental rate would be $43.06 per square foot and $43.39 per square foot, respectively.
(6)	Includes 30,826 square feet of Sensitive Compartmented Information Facility (SCIF) space. Excluding the SCIF space from Q2 2014, the current and future expiring rental rate would be $41.21 per square foot and $42.30 per square foot, respectively.

Boston Properties, Inc.

Second Quarter 2013

CBD PROPERTIES

Lease Expirations (1) (2) (3)

	Boston						San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2013	120,123	$7,823,813	$65.13	$7,868,213	$65.50	(4)	90,757	$3,946,356	$43.48	$3,968,852	$43.73
2014	796,247	37,187,746	46.70	37,228,067	46.75		214,931	10,741,328	49.98	10,938,308	50.89
2015	635,100	36,954,228	58.19	37,148,199	58.49		276,613	13,238,819	47.86	13,480,494	48.73
2016	560,917	37,809,903	67.41	38,195,287	68.09	(5)	889,268	41,864,306	47.08	42,247,358	47.51
2017	298,867	18,843,640	63.05	19,023,384	63.65		259,774	12,721,643	48.97	13,175,940	50.72
2018	305,374	15,499,152	50.75	16,106,363	52.74		129,972	7,577,350	58.30	8,063,429	62.04
2019	747,419	36,927,876	49.41	39,206,915	52.46		145,422	7,147,261	49.15	7,620,762	52.40
2020	324,861	15,200,606	46.79	17,998,696	55.40		474,462	27,584,386	58.14	29,411,231	61.99
2021	390,352	19,608,807	50.23	21,114,628	54.09		191,975	8,976,947	46.76	10,399,336	54.17
2022	1,274,222	64,265,563	50.44	76,670,576	60.17		189,573	8,432,039	44.48	9,607,513	50.68
Thereafter	3,080,708	168,064,678	54.55	200,116,263	64.96		256,529	12,923,989	50.38	14,760,380	57.54

	New York						Washington, DC
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2013	14,641	$1,305,479	$89.17	$1,305,479	$89.17		124,933	$5,698,574	$45.61	$5,841,498	$46.76
2014	157,249	19,165,988	121.88	19,423,278	123.52		197,550	10,165,436	51.46	10,291,564	52.10
2015	238,519	27,346,650	114.65	27,022,122	113.29		338,283	20,535,004	60.70	21,055,180	62.24
2016	313,320	32,989,128	105.29	33,714,021	107.60		68,605	3,490,993	50.89	3,667,061	53.45
2017	1,481,041	153,178,580	103.43	156,153,712	105.44		775,538	44,831,537	57.81	45,945,610	59.24
2018	329,993	38,734,631	117.38	38,504,773	116.68		122,460	7,698,783	62.87	8,424,690	68.80
2019	1,017,597	87,524,119	86.01	92,549,967	90.95		427,781	25,046,973	58.55	27,919,899	65.27
2020	1,355,758	108,345,506	79.92	114,654,447	84.57		445,689	22,956,376	51.51	27,738,925	62.24
2021	208,683	27,416,332	131.38	30,698,559	147.11		540,837	31,859,176	58.91	37,922,132	70.12
2022	902,942	78,825,792	87.30	86,288,261	95.56		294,990	19,493,967	66.08	22,831,480	77.40
Thereafter	1,652,356	147,090,174	89.02	171,195,856	103.61		891,443	55,329,249	62.07	69,997,036	78.52

	Princeton						Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2013	—	$—	$—	$—	$—		—	$—	$—	$—	$—
2014	—	—	—	—	—		—	—	—	—	—
2015	—	—	—	—	—		—	—	—	—	—
2016	—	—	—	—	—		—	—	—	—	—
2017	—	—	—	—	—		—	—	—	—	—
2018	—	—	—	—	—		—	—	—	—	—
2019	—	—	—	—	—		—	—	—	—	—
2020	—	—	—	—	—		—	—	—	—	—
2021	—	—	—	—	—		—	—	—	—	—
2022	—	—	—	—	—		—	—	—	—	—

Thereafter	—	—	—	—	—		—	—	—	—	—

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $60.07 per square foot and $61.90 square foot, respectively, in 2013.
(5)	Includes 225,532 square feet of research/laboratory space. Excluding the research/laboratory space, current and future expiring rents would be $53.51 per square foot and $54.68 per square foot, respectively, in 2016.

Boston Properties, Inc.

Second Quarter 2013

SUBURBAN PROPERTIES

Lease Expirations (1) (2) (3)

	Boston					San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2013	102,630	$3,252,073	$31.69	$3,252,073	$31.69	235,067	$4,511,711	$19.19	$4,525,730	$19.25
2014	361,116	11,769,898	32.59	11,769,881	32.59	353,303	12,594,247	35.65	12,816,992	36.28
2015	502,805	14,730,143	29.30	15,617,468	31.06	119,880	3,943,260	32.89	4,104,407	34.24
2016	596,798	20,230,072	33.90	20,807,136	34.86	326,305	6,467,711	19.82	7,478,824	22.92
2017	520,657	15,939,594	30.61	16,677,583	32.03	392,923	12,643,595	32.18	13,859,402	35.27
2018	231,883	6,801,958	29.33	7,327,172	31.60	8,459	269,057	31.81	307,506	36.35
2019	315,766	12,389,355	39.24	13,340,610	42.25	187,973	6,171,335	32.83	7,126,639	37.91
2020	31,737	827,533	26.07	736,576	23.21	14,160	642,968	45.41	742,421	52.43
2021	324,288	7,177,689	22.13	7,392,674	22.80	—	—	—	—	—
2022	503,347	18,557,469	36.87	18,753,903	37.26	290,448	10,422,878	35.89	12,796,569	44.06
Thereafter	413,226	18,942,274	45.84	21,804,418	52.77	40,657	1,925,808	4.66	2,771,423	68.17

	New York					Washington, DC
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2013	—	$—	$—	$—	$—	167,629	$7,966,309	$47.52	$8,003,513	$47.75	(4)
2014	—	—	—	—	—	704,917	28,431,435	40.33	29,760,392	42.22	(4)
2015	—	—	—	—	—	680,485	28,808,771	42.34	29,658,790	43.58	(4)
2016	—	—	—	—	—	438,678	18,744,670	42.73	19,861,633	45.28
2017	—	—	—	—	—	265,534	11,874,441	44.72	12,989,432	48.92
2018	—	—	—	—	—	400,969	18,761,056	46.79	21,526,565	53.69
2019	—	—	—	—	—	614,822	24,200,249	39.36	25,619,737	41.67
2020	—	—	—	—	—	822,860	32,604,872	39.62	36,193,139	43.98
2021	—	—	—	—	—	609,647	26,077,884	42.78	30,760,811	50.46
2022	—	—	—	—	—	560,061	22,281,994	39.78	27,655,757	49.38
Thereafter	—	—	—	—	—	1,191,756	42,625,820	35.77	47,178,196	39.59

	Princeton					Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2013	98,994	$1,950,590	$19.70	$1,950,590	$19.70	—	$—	$—	$—	$—
2014	193,829	6,881,408	35.50	6,891,359	35.55	—	—	—	—	—
2015	245,096	8,141,238	33.22	8,252,749	33.67	—	—	—	—	—
2016	94,202	3,258,478	34.59	3,312,407	35.16	—	—	—	—	—
2017	197,387	6,827,486	34.59	7,089,174	35.92	—	—	—	—	—
2018	127,003	3,920,788	30.87	4,133,653	32.55	—	—	—	—	—
2019	438,897	13,770,563	31.38	14,448,802	32.92	—	—	—	—	—
2020	—	—	—	—	—	—	—	—	—	—
2021	58,125	1,802,103	31.00	1,989,868	34.23	—	—	—	—	—
2022	29,737	917,214	30.84	976,687	32.84	—	—	—	—	—
Thereafter	412,449	13,238,261	32.10	14,563,334	35.31	—	—	—	—	—

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 109,900 square feet of Sensitive Compartmented Information Facility (SCIF) space. Excluding the SCIF space from 2013, 2014 and 2015, the current and future expiring rental rate would be (i) $27.08 per square foot and $27.35 per square foot, respectively, for 2013, (ii) $35.47 per square foot and $37.42 per square foot, respectively, for 2014 and (iii) $34.64 per square foot and $35.96 per square foot, respectively, for 2015.

Boston Properties, Inc.

Second Quarter 2013

HOTEL PERFORMANCE

(in thousands, except occupancy, rental rate and percent change amounts)

Cambridge Center Marriott	Second Quarter 2013	Second Quarter 2012	Percent Change	YTD 2013	YTD 2012	Percent Change
Average Occupancy	83.1%	85.5%	-2.8%	78.2%	80.4%	-2.7%
Average Daily Rate	$252.29	$242.69	4.0%	$224.99	$214.57	4.9%
Revenue per available room	$209.62	$207.43	1.1%	$176.03	$172.51	2.0%
Rental Revenue	$11,118	$10,049	10.6%
Operating expenses and real estate taxes	7,335	6,616	10.9%

Net Operating Income	$3,783	$3,433	10.2%

Less: Straight line rent and fair value lease revenue	1	32	-96.9%

Rental Revenue—cash basis	11,117	10,017	11.0%
Less: Operating expenses and real estate taxes	7,335	6,616	10.9%
Add: Straight line ground rent expense	—	—	—

Net Operating Income—cash basis	$3,782	$3,401	11.2%

RESIDENTIAL PERFORMANCE

(in thousands, except occupancy, rental rate and percent change amounts)

Residences on The Avenue located at 2221 I Street, NW, Washington, DC	Second Quarter 2013	Second Quarter 2012	Percent Change	YTD 2013	YTD 2012	Percent Change
Average Rental Rate (1)	$3,304	$3,158	4.6%	$3,332	$3,082	8.1%
Average Rental Rate Per Occupied Square Foot (1)	$4.05	$3.87	4.7%	$4.08	$3.78	7.9%
Average Physical Occupancy (1) (2)	93.2%	90.2%	3.3%	93.0%	83.5%	11.4%
Average Economic Occupancy (2)	92.9%	89.3%	4.0%	92.7%	81.8%	13.3%
Rental Revenue (3)	$4,419	$4,023	9.8%
Operating expenses and real estate taxes	2,423	2,207	9.8%

Net Operating Income (3)	$1,996	$1,816	9.9%

Less: Straight line rent and fair value lease revenue	94	107	-12.1%

Rental Revenue—cash basis	4,325	3,916	10.4%
Less: Operating expenses and real estate taxes	2,423	2,207	9.8%
Add: Straight line ground rent expense	537	552	-2.7%

Net Operating Income—cash basis	$2,439	$2,261	7.9%

The Lofts at Atlantic Wharf Boston, MA	Second Quarter 2013	Second Quarter 2012	Percent Change	YTD 2013	YTD 2012	Percent Change
Average Rental Rate (4)	$3,651	$3,604	1.3%	$3,714	$3,592	3.4%
Average Rental Rate Per Occupied Square Foot (4)	$4.09	$4.02	1.7%	$4.14	$4.05	2.2%
Average Physical Occupancy (2) (4)	97.7%	96.9%	0.8%	98.6%	95.2%	3.6%
Average Economic Occupancy (2)	93.5%	91.2%	2.5%	96.7%	88.2%	9.6%
Rental Revenue (5)	$1,065	$1,013	5.1%
Operating expenses and real estate taxes	407	367	10.9%

Net Operating Income (5)	$658	$646	1.9%

Less: Straight line rent and fair value lease revenue	13	22	-40.9%

Rental Revenue—cash basis	1,052	991	6.2%
Less: Operating expenses and real estate taxes	407	367	10.9%
Add: Straight line ground rent expense	—	—	—

Net Operating Income—cash basis	$645	$624	3.4%

(1)	Excludes 49,528 square feet of retail space which is 100% occupied.
(2)	For disclosures related to our definition of Physical and Economic Occupancy, see page 52.
(3)	Includes 49,528 square feet of retail space, which had revenue of approximately $780, 000 and $781,000 for the quarter ended June 30, 2013 and June 30, 2012, respectively.
(4)	Excludes 9,617 square feet of retail space which is 100% occupied.
(5)	Includes 9,617 square feet of retail space, which had revenue of approximately $98,000 and $69,000 for the quarter ended June 30, 2013 and June 30, 2012, respectively.

Boston Properties, Inc.

Second Quarter 2013

OCCUPANCY ANALYSIS

Same Property Occupancy(1)—By Location

	CBD		Suburban		Total
Location	30-Jun-13	30-Jun-12	30-Jun-13	30-Jun-12	30-Jun-13	30-Jun-12
Boston	97.6%	95.9%	81.0%	81.3%	91.5%	90.6%
New York	97.3%	98.1%	n/a	n/a	97.3%	98.1%
Princeton	n/a	n/a	77.8%	75.8%	77.8%	75.8%
San Francisco	94.6%	95.9%	79.1%	77.2%	89.4%	89.7%
Washington, DC	96.1%	96.1%	94.7%	92.4%	95.3%	94.0%

Total Portfolio	96.8%	96.5%	85.4%	84.1%	92.3%	91.6%

Same Property Occupancy(1)—By Type of Property

	CBD		Suburban		Total
	30-Jun-13	30-Jun-12	30-Jun-13	30-Jun-12	30-Jun-13	30-Jun-12
Total Office Portfolio	96.7%	96.4%	85.3%	83.5%	92.3%	91.5%
Total Office/Technical Portfolio	100.0%	100.0%	87.0%	92.7%	90.3%	94.6%

Total Portfolio	96.8%	96.5%	85.4%	84.1%	92.3%	91.6%

(1)	For disclosures related to our definition of Same Property, see page 51.

Boston Properties, Inc.

Second Quarter 2013

SAME PROPERTY PERFORMANCE

Office, Office/Technical and Hotel Properties

	Office	Office/Technical	Hotel & Residential (1)	Total
Number of Properties	118	17	3	138
Square feet	35,362,272	1,178,475	744,407	37,285,154
Percent of properties in-service	89.9%	61.5%	100.0%	89.4%
Occupancy @ 6/30/2012	91.5%	94.6%	N/A	91.6%
Occupancy @ 6/30/2013	92.3%	90.3%	N/A	92.3%
Percent change from 2nd quarter 2013 over 2nd quarter 2012 (2):
Rental revenue	2.3%	-1.8%	10.1%
Operating expenses and real estate taxes	3.9%	1.5%	10.6%
Consolidated Net Operating Income (3)—excluding hotel & residential				1.3	%(2)
Consolidated Net Operating Income (3)—Hotel & residential				9.2	%(2)
Net Operating Income—BXP’s share of unconsolidated joint ventures (3) (4)				-16.3	%(2)
Portfolio Net Operating Income (3)				0.8%
Rental revenue—cash basis	4.2%	-1.9%	10.5%
Consolidated Net Operating Income (3)—cash basis (5) excluding hotel & residential	4.4%	-3.1%		4.2	%(2)
Consolidated Net Operating Income (3)—cash basis (5)—Hotel & residential				9.2	%(2)
Net Operating Income—cash basis (5)—BXP’s share of unconsolidated joint ventures				-10.9	%(2)
Portfolio Net Operating Income (3)—cash basis (5)				3.7%

Same Property Lease Analysis—quarter ended June 30, 2013

	Office	Office/Technical	Total
Vacant space available @ 4/1/2013 (sf)	2,977,662	80,708	3,058,370
Square footage of leases expiring or terminated 4/1/2013-6/30/2013	605,241	3,400	608,641

Total space for lease (sf)	3,582,903	84,108	3,667,011

New tenants (sf)	514,694	—	514,694
Renewals (sf)	320,726	—	320,726

Total space leased (sf)	835,420	—	835,420

Space available @ 6/30/2013 (sf)	2,747,483	84,108	2,831,591

Net (increase)/decrease in available space (sf)	230,179	(3,400)	226,779
Second generation leasing information: (6)
Leases commencing during the period (sf)	812,811	—	812,811
Average lease term (months)	55	—	55
Average free rent period (days)	60	—	60
Total transaction costs per square foot (7)	$23.85	$—	$23.85
Increase (decrease) in gross rents (8)	-0.64%	0.00%	-0.64%
Increase (decrease) in net rents (9)	-1.34%	0.00%	-1.34%

(1)	Includes revenue and expenses from retail tenants at the hotel and residential properties.
(2)	See page 44 for a quantitative reconciliation of Same Property Net Operating Income (NOI) by reportable segment.
(3)	For a quantitative reconciliation of NOI to net income available to common shareholders, see page 43. For disclosures relating to our use of Portfolio NOI and Consolidated NOI, see page 51.
(4)	For disclosures related to the calculation of NOI from unconsolidated joint ventures, see page 17.
(5)	For a quantitative reconciliation of NOI to NOI on a cash basis, see page 43.
(6)	Second generation leases are defined as leases for space that had previously been under lease by the Company. Of the 812,811 square feet of second generation leases that commenced in Q2 2013, leases for 508,168 square feet were signed in prior periods.
(7)	Total transaction costs include tenant improvements and leasing commissions and exclude free rent concessions.
(8)	Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 587,887 square feet of second generation leases (1) that had been occupied within the prior 12 months and (2) for which the new lease term is greater than six months.
(9)	Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 587,887 square feet of second generation leases (1) that had been occupied within the prior 12 months and (2) for which the new lease term is greater than six months.

Boston Properties, Inc.

Second Quarter 2013

Reconciliation of Net Operating Income to Net Income

	For the three months ended
	June 30, 2013	June 30, 2012
	(in thousands)
Net income attributable to Boston Properties, Inc.	$455,035	$118,559
Net income attributable to noncontrolling interests:
Noncontrolling interest in discontinued operations—common units of the Operating Partnership	88	4,075
Noncontrolling interest—common units of the Operating Partnership	50,734	10,318
Noncontrolling interest—redeemable preferred units of the Operating Partnership	1,123	765
Noncontrolling interests in property partnerships (1)	(219)	457
Discontinued operations:
Gain on sale of real estate from discontinued operations	—	(36,877)
Income from discontinued operations	(873)	(218)

Income from continuing operations	505,888	97,079

Add:
Interest expense	103,140	99,901
Depreciation and amortization	134,604	111,168
Transaction costs	535	8
General and administrative expense	22,194	19,066
Subtract:
Gains from early extinguishment of debt	(152)	(274)
Gains (losses) from investments in securities	(181)	186
Interest and other income	(1,296)	(2,382)
Gains on consolidation of joint ventures	(387,801)	—
Income from unconsolidated joint ventures	(48,783)	(21,191)
Development and management services income	(7,857)	(9,564)

Consolidated Net Operating Income	320,291	293,997
Net Operating Income from unconsolidated joint ventures (BXP’s share) (2)	36,487	65,766

Combined Net Operating Income	356,778	359,763
Subtract:
Net Operating Income from Value-Added Fund (BXP’s share)	(158)	(1,405)

Portfolio Net Operating Income	$356,620	$358,358

Same Property Net Operating Income	297,386	294,913
Net operating income from non Same Properties (3)	58,946	47,187
Termination income	288	16,258

Portfolio Net Operating Income	$356,620	$358,358

Same Property Net Operating Income	297,386	294,913
Less straight-line rent and fair value lease revenue	(14,432)	(22,296)
Add straight-line ground rent expense	1,785	1,838

Same Property Net Operating Income—cash basis	$284,739	$274,455

(1)	These partnerships include 505 9th Street in Washington, D.C., Fountain Square in Reston, VA, Transbay Tower in San Francisco, CA and, beginning June 1, 2013, 767 Fifth Avenue (The GM Building) in New York City.
(2)	For disclosures related to the calculation of Net Operating Income from unconsolidated joint ventures, see page 17.
(3)	Pages 20-22 indicate by footnote the properties which are not included as part of Same Property Net Operating Income.

Boston Properties, Inc.

Second Quarter 2013

Same Property Net Operating Income by Reportable Segment

(in thousands)

	Office				Office/Technical
	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change
	30-Jun-13	30-Jun-12			30-Jun-13	30-Jun-12
Rental Revenue	$435,115	$428,954			$9,713	$9,942
Less Termination Income	287	4,037			—	49

Rental revenue—subtotal	434,828	424,917	$9,911	2.3%	9,713	9,893	$(180)	(1.8%)
Operating expenses and real estate taxes	159,806	153,780	6,026	3.9%	2,693	2,654	39	1.5%

Net Operating Income (1)	$275,022	$271,137	$3,885	1.4%	$7,020	$7,239	$(219)	(3.0%)

Rental revenue—subtotal	$434,828	$424,917			$9,713	$9,893
Less straight-line rent and fair value lease revenue	14,423	21,602	(7,179)	(33.2%)	(88)	(99)	11	11.1%

Rental revenue—cash basis	420,405	403,315	17,090	4.2%	9,801	9,992	(191)	(1.9%)
Less:
Operating expenses and real estate taxes	159,806	153,780	6,026	3.9%	2,693	2,654	39	1.5%
Add:
Straight-line ground rent expense (2)	1,248	1,286	(38)	(3.0%)	—	—	—	0.0%

Net Operating Income (3)—cash basis	$261,847	$250,821	$11,026	4.4%	$7,108	$7,338	$(230)	(3.1%)

	Sub-Total				Hotel & Residential
	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change
	30-Jun-13	30-Jun-12			30-Jun-13	30-Jun-12
Rental Revenue	$444,828	$438,896			$16,602	$15,085
Less Termination Income	287	4,086			—	—

Rental revenue—subtotal	444,541	434,810	$9,731	2.2%	16,602	15,085	$1,517	10.1%
Operating expenses and real estate taxes	162,499	156,434	6,065	3.9%	10,165	9,190	975	10.6%

Net Operating Income (1)	$282,042	$278,376	$3,666	1.3%	$6,437	$5,895	$542	9.2%

Rental revenue—subtotal	$444,541	$434,810			$16,602	$15,085
Less straight-line rent and fair value lease revenue	14,335	21,503	(7,168)	(33.3%)	108	161	(53)	(32.9%)

Rental revenue—cash basis	430,206	413,307	16,899	4.1%	16,494	14,924	1,570	10.5%
Less:
Operating expenses and real estate taxes	162,499	156,434	6,065	3.9%	10,165	9,190	975	10.6%
Add:
Straight-line ground rent expense (2)	1,248	1,286	(38)	(3.0%)	537	552	(15)	(2.7%)

Net Operating Income (3)—cash basis	$268,955	$258,159	$10,796	4.2%	$6,866	$6,286	$580	9.2%

	Unconsolidated Joint Ventures (4)				Total
	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change
	30-Jun-13	30-Jun-12			30-Jun-13	30-Jun-12
Rental Revenue	$15,221	$16,884			$476,651	$470,865
Less Termination Income	—	268			287	4,354

Rental revenue—subtotal	15,221	16,616	$(1,395)	(8.4%)	476,364	466,511	$9,853	2.1%
Operating expenses and real estate taxes	6,314	5,974	340	5.7%	178,978	171,598	7,380	4.3%

Net Operating Income (1)	$8,907	$10,642	$(1,735)	(16.3%)	$297,386	$294,913	$2,473	0.8%

Rental revenue—subtotal	$15,221	$16,616			$476,364	$466,511
Less straight-line rent and fair value lease revenue	(11)	632	(643)	(101.7%)	14,432	22,296	(7,864)	(35.3%)

Rental revenue—cash basis	15,232	15,984	(752)	(4.7%)	461,932	444,215	17,717	4.0%
Less:
Operating expenses and real estate taxes	6,314	5,974	340	5.7%	178,978	171,598	7,380	4.3%
Add:
Straight-line ground rent expense (2)	—	—	—	0.0%	1,785	1,838	(53)	(2.9%)

Net Operating Income (3)—cash basis	$8,918	$10,010	$(1,092)	(10.9%)	$284,739	$274,455	$10,284	3.7%

(1)	For a quantitative reconciliation of net operating income (NOI) to net income available to common shareholders, see page 43. For disclosures relating to our use of NOI see page 51.
(2)	For additional information, see page 6.
(3)	For a quantitative reconciliation of NOI to NOI on a cash basis see page 43. For disclosures relating to our use of NOI see page 51.
(4)	Does not include the Value-Added Fund.

Boston Properties, Inc.

Second Quarter 2013

LEASING ACTIVITY

All In-Service Properties - quarter ended June 30, 2013

	Office	Office/Technical	Total
Vacant space available @ 4/1/2013 (sf)	3,338,807	80,708	3,419,515
Property dispositions/ properties taken out of service (sf)	50,741	—	50,741
Properties acquired vacant space (sf)	—	86,661	86,661
Properties placed in-service (sf)	195,191	—	195,191
Leases expiring or terminated 4/1/2013-6/30/2013 (sf)	670,312	3,400	673,712

Total space available for lease (sf)	4,153,569	170,769	4,324,338

1st generation leases (sf)	233,026	—	233,026
2nd generation leases with new tenants (sf)	499,222	—	499,222
2nd generation lease renewals (sf)	338,682	—	338,682

Total space leased (sf)	1,070,930	—	1,070,930 (1)

Vacant space available for lease @ 6/30/2013 (sf)	3,082,639	170,769	3,253,408

Net (increase)/decrease in available space (sf)	256,168	(90,061)	166,107
Second generation leasing information: (2)
Leases commencing during the period (sf)	837,904	—	837,904
Average lease term (months)	55	—	55
Average free rent period (days)	64	—	64
Total transaction costs per square foot (3)	$24.24	$—	$24.24
Increase (decrease) in gross rents (4)	-0.15%	0.00%	-0.15%
Increase (decrease) in net rents (5)	-0.62%	0.00%	-0.62%

	All leases 1st Generation	All leases 2nd Generation	Incr (decr) in 2nd gen. gross cash rents (4)		Incr (decr) in 2nd gen. net cash rents (5)		Total Leased (6)	Total square feet of leases executed in the quarter (7)
Boston	210,089	363,537	-2.81%		-4.63%		573,626	343,253
New York	8,071	63,140	-0.27%		-2.17%		71,211	152,447
Princeton	—	135,905	-12.52	%(8)	-18.61	%(8)	135,905	28,940
San Francisco	—	41,952	-0.14%		-0.17%		41,952	169,432
Washington, DC	14,866	233,370	2.03%		2.86%		248,236	276,268

	233,026	837,904	-0.15%		-0.62%		1,070,930	970,340

(1)	Details of 1st and 2nd generation space is located in chart below.
(2)	Second generation leases are defined as leases for space that had previously been under lease by the Company. Of the 837,904 square feet of second generation leases that commenced in Q2 2013, leases for 533,261 square feet were signed in prior periods.
(3)	Total transaction costs include tenant improvements and leasing commissions and exclude free rent concessions.
(4)	Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 605,995 square feet of second generation leases (1) that had been occupied within the prior 12 months and (2) for which the new lease term is greater than six months.
(5)	Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 605,995 square feet of second generation leases (1) that had been occupied within the prior 12 months and (2) for which the new lease term is greater than six months.
(6)	Represents leases for which rental revenue has commenced in accordance with GAAP during the quarter.
(7)	Represents leases executed in the quarter for which the GAAP impact may be recognized in the current or future quarters, including properties currently under development. The total square feet of leases executed in the current quarter and recognized in the current quarter is 318,117.
(8)	During the quarter, Princeton had one lease for 8,973 square feet included in the comparable statistics.

Boston Properties, Inc.

Second Quarter 2013

HISTORICALLY GENERATED CAPITAL EXPENDITURES,

TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS

Historical Capital Expenditures

(in thousands)

	Q2 2013	Q1 2013	2012	2011		2010
Recurring capital expenditures	$12,856	$6,418	$23,774	$29,334		$13,988
Planned non-recurring capital expenditures associated with acquisition properties	4,367	1,201	22,287	4,358		395
Hotel improvements, equipment upgrades and replacements	1,006	143	896	4,010	(1)	2,262	(2)

	$18,229	$7,762	$46,957	$37,702		$16,645

2nd Generation Tenant Improvements and Leasing Commissions

	Q2 2013	Q1 2013	2012	2011	2010
Office
Square feet	837,904	982,859	3,572,825	4,116,436	4,765,440

Tenant improvements and lease commissions PSF	$24.24	$39.04	$45.31	$30.32	$35.77

Office/Technical
Square feet	—	31,060	59,788	184,849	149,617

Tenant improvements and lease commissions PSF	$—	$0.29	$3.94	$23.97	$2.14

Average tenant improvements and lease commissions PSF	$24.24	$37.81	$44.63	$30.05	$34.74

(1)	Includes approximately $1,845 of retail tenant improvements.
(2)	Includes approximately $1,091 of costs related to a façade project at Cambridge Center Marriott.

Boston Properties, Inc.

Second Quarter 2013

ACQUISITIONS/DISPOSITIONS

as of June 30, 2013

ACQUISITIONS

For the period from January 1, 2013 through June 30, 2013

Property	Date Acquired	Square Feet	Initial Investment	Anticipated Future Investment		Total Investment		Percentage Leased
535 Mission Street	February 6, 2013	307,000	$71,000,000	$144,000,000	(1)	$215,000,000		0%
Transbay Tower (95% ownership interest)	March 26, 2013	N/A	191,800,000	183,450,000	(2)	340,000,000		N/A
Reston Signature Site	March 29, 2013	N/A	27,000,000	—		27,000,000		N/A
Mountain View Research Park and Technology Park	April 10, 2013	738,843	233,500,000	—		233,500,000	(3)	88%

Total Acquisitions		1,045,843	$523,300,000	$327,450,000		$815,500,000		62%

(1)	This project is under construction (See Page 48).
(2)	Represents the cost to build the project to grade (See Page 48).
(3)	On April 10, 2013, the Company acquired the Mountain View Research Park and Mountain View Technology Park properties from its Value-Added Fund for an aggregate purchase price of approximately $233.5 million. In conjunction with the acquisition, the Value-Added Fund repaid the mortgage loans collateralized by the Mountain View Research Park and Mountain View Technology Park properties totaling approximately $90.0 million and $20.0 million, respectively, as well as the outstanding loans payable to the Company’s Operating Partnership totaling approximately $8.6 million and $3.7 million, respectively. The Mountain View Research Park and Mountain View Technology Park mortgage loans bore interest at variable rates equal to LIBOR plus 2.00% per annum and LIBOR plus 2.50% per annum, respectively and were scheduled to mature on May 31, 2014 and November 22, 2014, respectively. Prior to the acquisition, the Company’s ownership interest in the properties was approximately 39.5%. As a result of the acquisition, the Company owns 100% of the properties and is accounting for them on a consolidated basis.

On May 31, 2013, the Company’s two joint venture partners in 767 Venture, LLC (the entity that owns 767 Fifth Avenue (The GM Building) in New York City) transferred all of their interests in the joint venture to third parties. In connection with the transfer, the Company and its new joint venture partners modified the Company’s relative decision making authority and consent rights with respect to the joint venture’s assets and operations. These changes resulted in the Company having sufficient financial and operating control over 767 Venture, LLC such that the Company now accounts for the assets, liabilities and operations of 767 Venture, LLC on a consolidated basis in its financial statements instead of under the equity method of accounting. Upon consolidation, the Company recognized a non-cash gain on its investment of approximately $363.4 million. The Company has not presented the transaction on the acquisitions/dispositions tables as there was no additional investment made by the Company in connection with the transaction.

DISPOSITIONS

For the period from January 1, 2013 through June 30, 2013

Property	Date Disposed	Square Feet	Gross Sales Price	Book Gain
Montvale Center	February 20, 2013	123,630	$25,000,000	$20,182,000	(1)
125 West 55th Street (60% ownership interest)	May 30, 2013	587,666	470,000,000	43,327,000	(2)
303 Almaden Boulevard	June 28, 2013	158,499	40,000,000	—	(3)

Total Dispositions		869,795	$535,000,000	$63,509,000

(1)	On February 20, 2013, the foreclosure sale of the Company’s Montvale Center property was ratified by the court. As a result of the ratification, the mortgage loan totaling $25.0 million was extinguished and the related obligations were satisfied with the transfer of the real estate resulting in the recognition of a gain on forgiveness of debt totaling approximately $20.2 million during the first quarter of 2013. The operating results of the property through the date of ratification have been classified as discontinued operations on a historical basis for all periods.
(2)	On May 30, 2013, a joint venture in which the Company has a 60% interest completed the sale of its 125 West 55th Street property located in New York City for a sale price of $470.0 million, including the assumption by the buyer of the mortgage loan collateralized by the property totaling approximately $198.6 million. The Company had previously recognized an impairment loss on its investment in the unconsolidated joint venture.
(3)	On June 28, 2013, the Company completed the sale of its 303 Almaden Boulevard property located in San Jose, California for a sale price of $40.0 million. Net cash proceeds totaled approximately $39.7 million. During the first quarter of 2013, the Company recognized an impairment loss totaling approximately $3.2 million, which was excluded from FFO in accordance with NAREIT’s definition, as the carrying value of the property exceeded its net sale price. As a result, there was no loss on sale of real estate recognized during the three months ended June 30, 2013. The operating results of the property through the date of sale have been classified as discontinued operations on a historical basis for all periods.

Boston Properties, Inc.

Second Quarter 2013

VALUE CREATION PIPELINE - CONSTRUCTION IN PROGRESS (1)

as of June 30, 2013

Construction Properties	Initial Occupancy	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (2)	Estimated Total Investment (2)	Total Construction Loan (2)	Amount Drawn at 6/30/2013 (2)	Estimated Future Equity Requirement (2)	Percentage Leased (3)	Percentage Placed in Service (4)
Office
Cambridge Center Connector (5)	Q3 2013	Q3 2013	Cambridge, MA	—	42,500	$20,200,424	$24,600,000	$—	$—	$4,399,576	100%	0%
Annapolis Junction Building Seven (50% ownership)	Q1 2014	Q4 2014	Annapolis, MD	1	125,000	8,245,263	16,050,000	11,000,000	2,475,986	—	0%	0%
680 Folsom Street	Q2 2014	Q3 2015	San Francisco, CA	2	522,000	243,407,376	340,000,000	—	—	96,592,624	85%	0%
250 West 55th Street (6)	Q4 2013	Q4 2015	New York, NY	1	989,000	784,369,157	1,050,000,000	—	—	265,630,843	46%	0%
535 Mission Street	Q4 2014	Q3 2016	San Francisco, CA	1	307,000	82,963,405	215,000,000	—	—	132,036,595	0%	0%
601 Massachusetts Avenue (7)	Q4 2015	Q4 2017	Washington, DC	1	478,000	138,618,488	360,760,000	—	—	222,141,512	79%	0%
Transbay Tower (95% ownership) (8)	NA	NA	San Francisco, CA	1	NA	203,366,013	340,000,000	—	—	136,633,987	N/A	N/A

Total Office Properties under Construction				7	2,463,500	$1,481,170,126	$2,346,410,000	$11,000,000	$2,475,986	$857,435,137	54%	0%

Residential
The Avant at Reston Town Center (359 units)	Q4 2013	Q4 2015	Reston, VA	1	329,509	$89,735,254	$137,250,000	$—	$—	$47,514,746	N/A	N/A
The Avant at Reston Town Center - Retail				—	26,159	—	—	—	—	—	66%	0%

Total Residential Properties under Construction				1	355,668	$89,735,254	$137,250,000	$—	$—	$47,514,746	66%	N/A

Total Properties under Construction				8	2,819,168	$1,570,905,380	$2,483,660,000	$11,000,000	$2,475,986	$904,949,883	54%	0%

PROJECTS PLACED IN-SERVICE DURING 2013

	Initial In Service Date	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (2)	Estimated Total Investment (2)	Debt (2)		Amount Drawn at 6/30/2013 (2)		Estimated Future Equity Requirement (2)	Percentage Leased (3)	Percentage Placed in Service (4)
Annapolis Junction Building Six (50% ownership)	Q3 2012	Q2 2014	Annapolis, MD	1	120,000	$11,136,230	$14,000,000	$9,500,000		$6,996,571		$360,341	49%	100%
500 North Capitol Street, N.W.(30% ownership) (9)	Q4 2012	Q4 2013	Washington, DC	1	232,000	31,505,995	36,540,000	31,500,000	(9)	31,500,000	(9)	5,034,005	85%	100%
Two Patriots Park (10)	Q1 2013	Q1 2013	Reston, VA	1	255,951	56,306,295	64,000,000	—		—		7,693,705	100%	100%
Seventeen Cambridge Center	Q2 2013	Q2 2013	Cambridge, MA	1	195,191	72,858,184	78,800,000	—		—		5,941,816	100%	100%

Total Projects placed in Service				4	803,142	$171,806,704	$193,340,000	$41,000,000		$38,496,571		$19,029,867	88%	100%

IN-SERVICE PROPERTIES HELD FOR RE-DEVELOPMENT

	Sub Market	# of Buildings	Existing Square Feet	Leased %	Annualized Revenue Per Leased SF (11)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)	Estimated Future Square Feet (12)
6601 Springfield Center Drive	Fairfax County, VA	1	26,388	37.2%	$12.15	N	S	386,000
North First Business Park	San Jose, CA	5	190,636	87.2%	15.04	N	S	683,000

Total Properties held for Re-Development		6	217,024	81.1%	$14.88			1,069,000

(1)	A project is classified as Construction in Progress when construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed.
(2)	Represents the Company’s share. Includes net revenue and interest carry during lease up period and acquisition expenses.
(3)	Represents percentage leased as of July 26, 2013, including leases with future commencement dates and excluding residential space.
(4)	Represents the portion of the project which no longer qualifies for capitalization of interest in accordance with GAAP.
(5)	The project is part of a lease extension and space expansion with a tenant at Cambridge Center for approximately 292,000 square feet. The project was completed on July 1, 2013.
(6)	Investment to Date excludes approximately $24.8 million of costs that were expensed in prior periods in connection with the suspension of development activities. Estimated Total Investment includes approximately $230 million of interest capitalization.
(7)	Construction commenced on April 25, 2013 upon former tenant vacating the building.
(8)	On March 26, 2013, the joint venture completed the acquisition of a land parcel in San Francisco which will support a 60-story, 1.4 million square foot office tower known as Transbay Tower. The Total Estimated Investment represents only the cost to build to grade.
(9)	On May 31, 2013, the joint venture refinanced its construction loan. The new mortgage loan totaling $105.0 million requires interest only payments at a fixed interest rate of 4.15% per annum and matures on June 6, 2023.
(10)	Project cost includes the incremental costs related to redevelopment and excludes original investment in the asset.
(11)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(12)	The difference between Estimated Future Square Feet and Existing Square Feet is included in Approximate Developable Square Feet of Value Creation Pipeline - Owned Land Parcels on page 49.

Boston Properties, Inc.

Second Quarter 2013

VALUE CREATION PIPELINE - OWNED LAND PARCELS

as of June 30, 2013

Location	Acreage	Approximate Developable Square Feet
San Jose, CA (1) (2)	44.0	2,409,364
Reston, VA	38.3	1,160,000
Waltham, MA	25.4	1,150,000
Gaithersburg, MD	27.0	850,000
Springfield, VA (1)	17.8	773,612
Dulles, VA	76.6	760,000
Rockville, MD	58.1	759,000
Boston, MA	1.0	450,000
Marlborough, MA	50.0	400,000
Annapolis, MD (50% ownership)	20.0	300,000
Andover, MA	10.0	110,000
New York, NY (50% ownership) (3)	0.2	TBD
San Francisco, CA	1.3	1,422,000

	369.7	10,543,976

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

as of June 30, 2013

Location	Acreage	Approximate Developable Square Feet
Princeton, NJ (4)	143.1	1,780,000
Cambridge, MA (5)	—	207,500

	143.1	1,987,500

(1)	Excludes the existing square footage related to sites being held for future re-development included on page 48.
(2)	Includes an additional 460,000 of developable square footage at our 3200 Zanker Road project.
(3)	On July 19, 2013, the joint venture completed the sale of its Eighth Avenue and 46th Street project located in New York City for a sale price of $35.0 million.
(4)	Option to purchase at a fixed price of $30.50 per square foot plus annual non-refundable option payments of $125,000. The option expires on January 1, 2018.
(5)	Includes 7,500 square feet of development rights for office / lab space and the option to purchase 200,000 square feet of residential rights.

Boston Properties, Inc.

Second Quarter 2013

Definitions

This section contains an explanation of certain non-GAAP financial measures we provide in other sections of this document, as well as the reasons why management believes these measures provide useful information to investors about the Company’s financial condition or results of operations. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents filed with or furnished to the SEC from time to time

Funds from Operations

Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), we calculate Funds from Operations, or “FFO,” by adjusting net income (loss) attributable to Boston Properties, Inc. (computed in accordance with GAAP, including non-recurring items) for gains (or losses) from sales of properties, impairment losses on depreciable real estate of consolidated real estate, impairment losses on investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures, real estate related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial in improving the understanding of operating results of REITs among the investing public and makin comparisons of REIT operating results more meaningful. Management generally considers FFO to be a useful measure for reviewing our comparative operating and financial performance because, by excluding gains and losses related to sales of previously depreciated operating real estate assets, impairment losses and real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies. Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently.

FFO should not be considered as an alternative to net income attributable to Boston Properties, Inc. (determined in accordance with GAAP) as an indication of our performance. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and is not a measure of liquidity or an indicator of our ability to make cash distributions. We believe that to further understand our performance, FFO should be compared with our reported net income attributable to Boston Properties, Inc. and considered in addition to cash flows determined in accordance with GAAP, as presented in our consolidated financial statements.

Funds Available for Distribution (FAD)

In addition to FFO, we present Funds Available for Distribution (FAD) by (1) adding to FFO non-real estate depreciation, fair value interest adjustment, losses from early extinguishments of debt, ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment, non-cash stock-based compensation expense, and partners’ share of joint venture 2nd generation tenant improvement and leasing commissions, (2) eliminating the effects of straight-line rent and fair value lease revenue, (3) subtracting: recurring capital expenditures; hotel improvements, equipment upgrades and replacements; and second generation tenant improvement and leasing commissions (included in the period in which the lease commences); and (4) subtracting the non-cash termination adjustments. Although our FAD may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand our liquidity, FAD should be compared with our cash flows determined in accordance with GAAP, as presented in our consolidated financial statements. FAD does not represent cash generated from operating activities determined in accordance with GAAP, and FAD should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of our liquidity.

Total Consolidated Debt to Total Consolidated Market Capitalization Ratio

Total consolidated debt to total consolidated market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector. Total consolidated market capitalization is the sum of (A) our total consolidated indebtedness outstanding plus (B) the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding Series Two Preferred Units of partnership interest in Boston Properties Limited Partnership and (4) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units plus (C) outstanding Series Four Preferred Units of partnership interest in Boston Properties Limited Partnership multiplied by the fixed liquidation preference of $50 per unit plus (D) outstanding shares of 5.25% Series B Cumulative Redeemable Preferred Stock multiplied by the fixed liquidation preference of $2,500 per share. The calculation of total consolidated market capitalization does not include LTIP Units issued in the form of Outperformance Awards (“OPP Awards”) or Multi-Year Long-Term Incentive Program Awards (“MYLTIP Awards”) because, unlike other LTIP Units, they are not earned until certain performance thresholds are achieved. We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that our total consolidated debt to total consolidated market capitalization ratio is in part a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. However, for a company like ours, whose assets are primarily income-producing real estate, the total consolidated debt to total consolidated market capitalization ratio may provide investors with an alternate indication of leverage, so long as it is evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Total Adjusted Debt to Total Adjusted Market Capitalization Ratio

Total adjusted debt to total adjusted market capitalization ratio, defined as total adjusted debt (which equals our total consolidated debt, plus our share of unconsolidated joint venture debt, minus our joint venture partners’ share of consolidated debt) as a percentage of the market value of our outstanding equity securities plus our total adjusted debt, is an alternative measure of leverage used by some analysts in the REIT sector. Total adjusted market capitalization is the sum of (A) our total adjusted debt plus (B) the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding Series Two Preferred Units of partnership interest in Boston Properties Limited Partnership and (4) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units plus (C) outstanding Series Four Preferred Units of partnership interest in Boston Properties Limited Partnership multiplied by the fixed liquidation preference of $50 per unit plus (D) outstanding shares of 5.25% Series B Cumulative Redeemable Preferred Stock multiplied by the fixed liquidation preference of $2,500 per share. The calculation of total adjusted market capitalization does not include OPP Awards or MYLTIP Awards because, unlike other LTIP Units, they are not earned until certain performance thresholds are achieved.

We present this ratio because, following the consolidation of 767 Venture, LLC (the entity that owns 767 Fifth Avenue (the GM Building)) effective June 1, 2013, our consolidated debt increased significantly compared to prior periods even though our economic interest in 767 Venture, LLC remained substantially unchanged. We believe the presentation of total adjusted debt may provide investors with a more complete picture of our share of consolidated and unconsolidated debt. In addition, in light of the difference between our total consolidated debt and our total adjusted debt, we believe that also presenting our total adjusted debt to total adjusted market capitalization may provide investors with a more complete picture of our leverage in relation to the overall size of our company. Investors should understand that our total adjusted debt to total adjusted market capitalization ratio is in part a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. The total adjusted debt to total adjusted market capitalization ratio should be evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Boston Properties, Inc.

Second Quarter 2013

Definitions

Consolidated Net Operating Income (NOI)

Consolidated NOI is a non-GAAP financial measure equal to net income attributable to Boston Properties, Inc., the most directly comparable GAAP financial measure, plus net income attributable to noncontrolling interests, corporate general and administrative expense, transaction costs, depreciation and amortization and interest expense, less development and management services income, income from unconsolidated joint ventures, gains on consolidation of joint ventures, interest and other income, gains (losses) from investments in securities and gains (losses) from early extinguishment of debt. In some cases we also present Consolidated NOI on a cash basis, which is Consolidated NOI after eliminating the effects of straight-lining of rent and fair value lease revenue. We use Consolidated NOI internally as a performance measure and believe Consolidated NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe Consolidated NOI is a useful measure for evaluating the operating performance of our real estate assets. Our management also uses Consolidated NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, we believe Consolidated NOI is useful to investors as a performance measure because, when compared across periods, Consolidated NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Consolidated NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. Consolidated NOI presented by us may not be comparable to Consolidated NOI reported by other REITs that define Consolidated NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Consolidated NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Consolidated NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Combined Net Operating Income (NOI)

Combined NOI is a non-GAAP financial measure equal to Consolidated NOI plus our share of net operating income from unconsolidated joint ventures. In some cases we also present Combined NOI on a cash basis, which is Combined NOI after eliminating the effects of straight-lining of rent and fair value lease revenue. In addition to Consolidated NOI, we use Combined NOI internally as a performance measure and believe Combined NOI provides useful information to investors regarding our financial condition and results of operations because it includes the impact of our unconsolidated joint ventures, which have become significant. Therefore, we believe Combined NOI is a useful measure for evaluating the operating performance of all of our real estate assets, including those held by our unconsolidated joint ventures. Our management also uses Combined NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, like Consolidated NOI, we believe Combined NOI is useful to investors as a performance measure because, when compared across periods, Combined NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Combined NOI presented by us may not be comparable to Combined NOI reported by other REITs that define Combined NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Combined NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Combined NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Portfolio Net Operating Income (NOI)

Portfolio NOI is a non-GAAP financial measure equal to Combined NOI less our share of net operating income from the Value-Added Fund in recognition of the fact that we do not include non-core office properties held by the fund in the Company’s portfolio information tables or other portfolio level statistics because they have deficiencies in property characteristics which provide opportunity to create value. In some cases we also present Portfolio NOI on a cash basis, which is Portfolio NOI after eliminating the effects of straight-lining of rent and fair value lease revenue. In addition to Consolidated NOI and Combined NOI, we use Portfolio NOI internally as a performance measure and believe Portfolio NOI provides useful information to investors regarding our financial condition and results of operations because it includes the impact of our unconsolidated joint ventures, which have become significant, but excludes the impact of the Value-Added Fund. Therefore, we believe Portfolio NOI is a useful measure for evaluating the operating performance of our active portfolio, including both consolidated assets and those held by our unconsolidated joint ventures. Our management also uses Portfolio NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, like Consolidated NOI and Combined NOI, we believe Portfolio NOI is useful to investors as a performance measure because, when compared across periods, Portfolio NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Portfolio NOI presented by us may not be comparable to Portfolio NOI reported by other REITs that define Portfolio NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Portfolio NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Portfolio NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

In-Service Properties

We treat a property as being “in-service” upon the earlier of (i) lease-up and completion of tenant improvements or (ii) one year after cessation of major construction activity under GAAP. The determination as to when a property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics we specify a single date for treating a property as “in-service” which is generally later than the date the property is placed in-service for GAAP. Under GAAP a property may be placed in service in stages as construction is completed and the property is held available for occupancy. In accordance with GAAP, when a portion of a property has been substantially completed and occupied or held available for occupancy, we cease capitalization on that portion, though we may not treat the property as being “in-service,” and continue to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by our unconsolidated joint ventures (other than the Value-Added Fund). In-service properties exclude hotel and residential properties.

Same Properties

In our analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by us throughout each period presented. We refer to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by us through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired, repositioned, or in development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” Pages 20-22 indicate by footnote the “In-Service Properties” which are not included in “Same Properties.” “Same Properties NOI” includes our share of net operating income from unconsolidated joint ventures (other than the Value-Added Fund).

Annualized Revenue

Rental obligations at the end of the reporting period, including contractual base rents, percentage rent and reimbursements from tenants under existing leases, multiplied by twelve. These annualized amounts exclude rent abatements.

Future Annualized Revenue

Rental obligations including the sum of (i) contractual base rents at lease expiration and (ii) percentage rent and reimbursements from tenants at the end of the current reporting period, multiplied by twelve. These annualized amounts exclude rent abatements.

Boston Properties, Inc.

Second Quarter 2013

Definitions

Average Rental Rates

Average Rental Rates are calculated by the Company as rental revenue in accordance with GAAP, divided by the weighted average number of occupied units.

Average Economic Occupancy

Average Economic Occupancy is defined as total possible revenue less vacancy loss as a percentage of total possible revenue. Total possible revenue is determined by valuing average occupied units at contract rates and average vacant units at Market Rents. Vacancy loss is determined by valuing vacant units at current Market Rents. By measuring vacant units at their Market Rents, Average Economic Occupancy takes into account the fact that units of different sizes and locations within a residential property have different economic impacts on a residential property’s total possible gross revenue.

Market Rents

Market Rents used by the Company in calculating Average Economic Occupancy are based on the current market rates set by the managers of the Company’s residential properties based on their experience in renting their residential property’s units and publicly available market data. Trends in market rents for a region as reported by others could vary. Market Rents for a period are based on the average Market Rents during that period and do not reflect any impact for cash concessions.

Average Physical Occupancy

Average Physical Occupancy is defined as the number of average occupied units divided by the total number of units, expressed as a percentage.